                       Deutsche Bank Securities CMO Model
                               Price/Yield Report

Bond ID           :  COMM_TPM A1
Bond Name         :  A1 (AAA 23.00%)
Original Balance  :  148,498,000.00            Current Balance    : 148,498,000.00
Original Coupon   :  7.287000   %              Current Coupon     : 7.2870000  %
Deal Description  :  Comm 2000 C1 (TPM)
Orig. Cutoff Date :  9/1/00                    Dated Date         : 9/1/00
Settlement Date   :  9/20/00                   First Payment Date : 10/15/00
Market Levels     :  TSY03N  TSY06M  TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y
                  :  6.2300  6.2300  6.2300  6.2350  6.0600  5.7900  5.7090
Swap Table        :  SWP01Y  SMPO2Y  SWP03Y  SWP04Y  SWP05Y  SWP07Y  SWP10Y  SWP12Y  SWP15Y  SWP20Y  SWP25Y  SWP30Y  SWP40Y
                  :   75.47   75.47   62.33   89.72   95.98  109.31  127.50  129.44  132.25  132.69  132.69  132.69  128.69
Report Generated  :  Mon Aug 14 11:34:17 2000 /home/emikus/deals/cmbs/comm00c1/comm_tpm.cmo


                    TPM_BASE         TPM_57A         TPM_87B         TPM_88A          TPM_88B         TPM_88C
99.000000               7.57            7.57            7.57            7.88            10.09           10.66
99.125000               7.54            7.54            7.54            7.84            10.02           10.57
99.250000               7.51            7.51            7.51            7.81             9.95           10.48
99.375000               7.48            7.48            7.48            7.78            9.67            10.38
99.500000               7.45            7.45            7.45            7.74            9.80            10.29
99.825000               7.42            7.42            7.42            7.71            9.73            10.20
99.750000               7.39            7.39            7.39            7.67            9.65            10.10
99.875000               7.35            7.36            7.36            7.64            9.58            10.01
100.000000              7.33            7.33            7.33            7.60            9.51            9.92
100.125000              7.30            7.30            7.30            7.57            9.44            9.83
100.250000              7.28            7.28            7.27            7.53            9.37            9.74
100.375000              7.25            7.25            7.24            7.50            9.30            9.64
100.500000              7.22            7.22            7.22            7.45            9.22            9.55
100.625000              7.19            7.19            7.19            7.43            9.15            9.46
100.750000              7.16            7.16            7.16            7.40            9.08            9.37
100.875000              7.13            7.13            7.13            7.36            9.01            9.28
101.000000              7.10            7.10            7.10            7.33            8.94            9.19

Ave Life                5.600           5.588           5.483           4.833           2.142           1.578
Ave Cashflow            4.935           6.925           4.897           4.224           2.103           1.534
Mod Dur                 4.330           4.313           4.253           3.607           1.725           1.350
Window               10/00-9/08     10/00-8/08      10/00-4/08      10/00-8/08      10/00-7/05      10/00-11/04
Sprd/Avl             130.5/av       130.5/av        129.8/av        152.0/av        328.1/av        368.4/av
Sprd/AvCf            176.9/av       126.8/av        126.2/av        149.5/av        327.9/av        368.5/av
Sprd/Tsy             130.0/5.5      130.0/5.5       129.9/5.5       151.2/4.5       327.2/2.0       368.5/1.5
Bond Loss                  0.00           0.00            0.00            0.00            0.00             0.00
Call Loss                  0.00           0.00            0.00            0.00            0.00      38818702.31

TPM_BASE        :  Lockout only; 0% CPR
TPM_87A         :  Lockout YM only; 25% CPR
TPM_87B         :  Lockout YM only; 100% CPR
TPM_88A         :  Lockout only; 25% CPR
TPM_88B         :  Lockout only; 100% CPR
TPM_88C         :  Lockout only; 100% CPR; 2% CDR (12 month lag, 70% recovery)


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                               Price/Yield Report

Bond ID           :  COMM_TPM A2
Bond Name         :  A2 (AAA 23.00%)
Original Balance  :  542,915,000.00            Current Balance    : 542,915,000.00
Original Coupon   :  7.455000   %              Current Coupon     : 7.455000  %
Deal Description  :  Comm 2000 C1 (TPM)
Orig. Cutoff Date :  9/1/00                    Dated Date         : 9/1/00
Settlement Date   :  9/20/00                   First Payment Date : 10/15/00
Market Levels     :  TSY03M  TSY06M  TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y
                  :  6.2300  6.2300  6.2300  6.2390  6.0600  5.7900  5.7090
Swap Table        :  SWP01Y  SMPO2Y  SWP03Y  SWP04Y  SWP05Y  SWP07Y  SWP10Y  SWP12Y  SWP15Y  SWP20Y  SWP25Y  SWP30Y  SWP40Y
                  :   75.47   75.47   82.33   89.72   96.98  109.31  127.50  129.44  132.25  132.69  132.69  132.69  128.69
Report Generated  :  Mon Aug 14 11:34:48 2000 /home/emikus/deals/cmbs/comm00c1/comm_tpo.cmo


                    TPM_BASE         TPM_87A         TPM_87B         TPM_88A          TPM_88B         TPM_88C
 99.500000              7.60            7.60            7.61            7.61            7.61            7.62
 99.625000              7.59            7.59            7.59            7.59            7.59            7.60
 99.750000              7.57            7.57            7.57            7.57            7.57            7.58
 99.875000              7.55            7.55            7.55            7.55            7.55            7.55
100.000000              7.53            7.53            7.53            7.53            7.53            7.53
100.125000              7.51            7.51            7.51            7.51            7.51            7.51
100.250000              7.49            7.49            7.49            7.49            7.49            7.49
100.375000              7.47            7.47            7.47            7.47            7.47            7.47
100.500000              7.45            7.45            7.45            7.45            7.45            7.45
100.625000              7.43            7.43            7.43            7.43            7.43            7.43
100.750000              7.41            7.41            7.41            7.41            7.41            7.41
100.875000              7.39            7.39            7.39            7.39            7.39            7.39
101.000000              7.37            7.37            7.37            7.37            7.37            7.37
101.125000              7.35            7.35            7.35            7.35            7.35            7.35
101.250000              7.33            7.33            7.33            7.33            7.33            7.33
101.375000              7.31            7.31            7.31            7.31            7.31            7.31
101.500000              7.29            7.29            7.29            7.29            7.29            7.29

Ave Life                9.071           9.060           8.819           9.012           8.727           8.342
Ave Cashflow            7.258           7.251           7.088           7.239           7.030           6.792
Mod Dur                 6.382           6.376           6.255           6.367           6.204           5.983

Window               8/08-4/10     8/09-4/10       4/08-3/10       8/08-4/10       7/06-3/10      11/04-3/10
Sprd/Avl             160.8/av       160.6/av        159.2/av        160.7/av        158.7/av        157.1/av
Sprd/AvCf            151.0/av       151.0/av        149.9/av        150.9/av        149.5/av        148.7/av
Sprd/Tsy             160.4/9.0      160.4/9.0       160.2/9.0       160.4/9.0       157.5/8.5       157.9/8.5
Bond Loss                  0.00           0.00            0.00            0.00            0.00             0.00
Call Loss                  0.00           0.00            0.00            0.00            0.00      36818702.31

TPM_BASE        :  Lockout only; 0% CPR
TPM_87A         :  Lockout YM only; 25% CPR
TPM_87B         :  Lockout YM only; 100% CPR
TPM_88A         :  Lockout only; 25% CPR
TPM_88B         :  Lockout only; 100% CPR
TPM_88C         :  Lockout only; 100% CPR; 2% CDR (12 month lag, 70% recovery)


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                               Price / Yield Report

Bond ID           :  COMM_TPM A4
Bond Name         :  B (AA/AA 18.75%)
Original Balance  :  38,162,000.00             Current Balance    : 38,162,000.00
Original Coupon   :  7.572000   %              Current Coupon     : 7.572000   %
Deal Description  :  Comm 2000 C1 (TPM)
Orig. Cutoff Date :  9/1/00                    Dated Date         : 9/1/00
Settlement Date   :  9/20/00                   First Payment Date : 10/15/00

Market Levels     :  TSY03M  TSY06M  TSY01Y  TST02Y  TSY05Y  TSY10Y  TSY30Y
                  :  6.2300  6.2300  6.2300  6.2350  6.0600  5.7900  5.7050
Swap Table        :  SWP01Y  SMPO2Y  SWP03Y  SWP04Y  SWP05Y  SWP07Y  SWP10Y  SWP12Y  SWP15Y  SWP20Y  SWP25Y  SWP30Y  SWP40Y
                  :   75.47   75.47   82.33   89.72   96.98  109.31  127.50  127.44  132.25  132.69  132.69  132.69  128.59
Report Generated  :  Mon Aug 14 11:34:48 2000 /home/enikus/desla/cmbs/comm00c1/comm_tpo.cmo

                    TPM_BASE         TPM_67A         TPM_87B         TPM_88A          TPM_88B         TPM_88C
 99.500000              7.72            7.72            7.72            7.72            7.72            7.72
 99.625000              7.70            7.70            7.70            7.70            7.70            7.70
 99.750000              7.69            7.69            7.69            7.69            7.69            7.69
 99.875000              7.67            7.67            7.67            7.67            7.67            7.67
100.000000              7.65            7.65            7.65            7.65            7.65            7.65
100.125000              7.63            7.63            7.63            7.63            7.63            7.63
100.250000              7.61            7.61            7.61            7.61            7.61            7.61
100.375000              7.59            7.59            7.59            7.59            7.59            7.59
100.500000              7.57            7.57            7.57            7.57            7.57            7.57
100.623000              7.55            7.55            7.55            7.55            7.55            7.55
100.750000              7.53            7.53            7.53            7.53            7.53            7.53
100.875000              7.52            7.52            7.52            7.52            7.52            7.52
100.000000              7.50            7.50            7.50            7.50            7.50            7.50
101.125000              7.48            7.48            7.48            7.48            7.48            7.48
101.250000              7.46            7.46            7.46            7.46            7.46            7.46
101.375000              7.44            7.44            7.44            7.44            7.44            7.44
101.500000              7.42            7.42            7.42            7.42            7.42            7.42

Ave Life                9.569           9.569           9.486           9.569           9.486           9.486
Ave Cashflow            7.572           7.572           7.516           7.572           7.516           7.516
Mod Dur                 6.592           6.592           6.553           6.592           6.553           6.553
Window               4/10-4/10     4/10-4/10       3/10-3/10       4/10-4/10       3/10-3/10       3/10-3/10
Sprd/Avl             175.9/av       175.9/av        175.4/av        175.9/av        175.4/av        175.4/av
Sprd/AvCf            185.1/av       185.1/av        164.8/av        165.1/av        164.8/av        164.8/av
Sprd/Tsy             175.5/9.5      175.5/9.5       175.5/9.5       175.5/9.5       175.5/9.5       175.5/9.5
Bond Loss                  0.00           0.00            0.00            0.00            0.00            0.00
Call Loss                  0.00           0.00            0.00            0.00            0.00     36816702.31

TPM_BASE        :  Lockout only; 0% CPR
TPM_87A         :  Lockout YM only; 25% CPR
TPM_87B         :  Lockout YM only; 100% CPR
TPM_88A         :  Lockout only; 25% CPR
TPM_88B         :  Lockout only; 100% CPR
TPM_88C         :  Lockout only; 100% CPR; 2% CDR (12 month lag, 70% recovery)


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                               Price/Yield Report

Bond ID           :  COMM_TFM A5
Bond Name         :  C (A/A 14.375%)
Original Balance  :  39,284,000.00             Current Balance    : 38,284,000.00
Original Coupon   :  7.713000   %              Current Coupon     : 7.713000   %
Deal Description  :  Comm 2000 C1 (TFM)
Orig. Cutoff Date :  9/1/00                    Dated Date         : 9/1/00
Settlement Date   :  9/20/00                   First Payment Date : 10/15/00
Market Levels     :  TSY03M  TSY06M  TSY01Y  TST02Y  TSY05Y  TSY10Y  TSY30Y
                  :  6.2300  6.2300  6.2300  6.2350  6.0600  5.7900  5.7090
Swap Table        :  SWP01Y  SWPO2Y  SWP03Y  SWP04Y  SWP05Y  SWP07Y  SWP10Y  SWP12Y  SWP15Y  SWP20Y  SWP25Y  SWP30Y  SWP40Y
                  :   75.47   75.47   82.33   89.72   96.98  109.31  127.50  129.44  132.25  132.69  132.69  132.69  128.69
Report Generated  :  Mon Aug 14 11:34:48 2000 /home/enikus/desla/cmbs/comm00c1/comm_tpo.cmo

                    TFM_BASE         TFM_57A         TFM_87B         TFM_88A          TFM_88B         TFM_88C
 99.500000              7.87            7.87            7.87            7.87            7.87            7.87
 99.625000              7.85            7.85            7.85            7.85            7.85            7.85
 99.750000              7.83            7.83            7.83            7.83            7.83            7.83
 99.875000              7.81            7.81            7.81            7.81            7.81            7.81
100.000000              7.79            7.79            7.79            7.79            7.79            7.79
100.125000              7.77            7.77            7.77            7.77            7.77            7.77
100.250000              7.75            7.75            7.75            7.75            7.75            7.75
100.375000              7.74            7.74            7.73            7.74            7.73            7.73
100.500000              7.72            7.72            7.72            7.72            7.72            7.72
100.625000              7.70            7.70            7.70            7.70            7.70            7.70
100.750000              7.68            7.68            7.68            7.68            7.68            7.68
100.875000              7.66            7.66            7.66            7.66            7.66            7.66
100.000000              7.64            7.64            7.64            7.64            7.64            7.64
101.125000              7.62            7.62            7.62            7.62            7.62            7.62
101.250000              7.61            7.60            7.60            7.60            7.60            7.60
101.375000              7.59            7.59            7.58            7.59            7.58            7.58
101.500000              7.57            7.57            7.56            7.57            7.56            7.57

Ave Life                9.674           9.644           9.517           9.524           9.502           9.534
Ave Cashflow            7.620           7.600           7.515           7.587           7.506           7.527
Mod Dur                 6.597           6.584           6.525           6.575           6.518           6.512
Window               4/10-6/10     4/10-6/10       3/10-4/20       4/10-5/10       3/10-4/10       3/10-4/10
Sprd/Avl             191.0/av       190.8/av        190.0/av        190.6/av        189.9/av        190.1/av
Sprd/AvCE            179.9/av       179.7/av        179.2/av        179.6/av        175.1/av        179.2/av
Sprd/Tsy             190.0/9.5      190.0/9.5       189.9/9.5       190.0/9.5       189.5/9.5       189.9/9.5
Bond Loss                  0.00           0.00            0.00            0.00            0.00            0.00
Call Loss                  0.00           0.00            0.00            0.00            0.00     36818702.31

TFM_BASE        :  Lockout only; 0% CPR
TFM_87A         :  Lockout YM only; 25% CPR
TFM_87B         :  Lockout YM only; 100% CPR
TFM_88A         :  Lockout only; 25% CPR
TFM_88B         :  Lockout only; 100% CPR
TFM_88C         :  Lockout only; 100% CPR; 2% CPR (12 month lag, 70% recovery)


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond ID           :  COMM_TPM A6
Bond Name         :  D (A-/A- 12.875%)
Original Balance  :  13,469,000.00             Current Balance    : 13,469,000.00
Original Coupon   :  7.807000   %              Current Coupon     : 7.807000   %
Deal Description  :  Comm 2000 C1 (TPM)
Orig. Cutoff Date :  9/1/00                    Dated Date         : 9/1/00
Settlement Date   :  9/20/00                   First Payment Date : 10/15/00
Market Levels     :  TSY03M  TSY06M  TSY01Y  TST02Y  TSY05Y  TSY10Y  TSY30Y
                  :  6.2300  6.2300  6.2300  6.2390  6.0600  5.7900  5.7090
Swap Table        :  SWP01Y  SMPO2Y  SWP03Y  SWP04Y  SWP05Y  SWP07Y  SWP10Y  SWP12Y  SWP15Y  SWP20Y  SWP25Y  SWP30Y  SWP40Y
                  :   75.47   75.47   82.33   89.72   96.98  109.31  127.50  129.44  132.25  132.69  132.69  132.69  128.69
Report Generated  :  Mon Aug 14 11:34:49 2000 /home/enikus/deals/cmbs/comm00c1/comm_tpo.cmo

                    TPM_BASE         TPM_87A         TPM_87B         TPM_88A          TPM_88B         TPM_88C
 99.300000              7.95            7.96            7.97            7.96             7.97            7.97
 99.625000              7.95            7.95            7.95            7.93             7.95            7.95
 99.750000              7.93            7.93            7.93            7.93             7.93            7.93
 99.875000              7.91            7.91            7.91            7.91             7.91            7.91
100.000000              7.89            7.89            7.89            7.89             7.89            7.89
100.125000              7.87            7.87            7.87            7.87             7.87            7.87
100.250000              7.85            7.85            7.85            7.85             7.85            7.85
100.375000              7.83            7.83            7.83            7.83             7.83            7.83
100.500000              7.81            7.81            7.81            7.81             7.81            7.81
100.625000              7.79            7.79            7.79            7.79             7.79            7.79
100.750000              7.78            7.78            7.77            7.78             7.77            7.77
100.875000              7.76            7.76            7.76            7.76             7.76            7.76
100.000000              7.74            7.74            7.74            7.74             7.74            7.74
100.125000              7.72            7.72            7.72            7.72             7.72            7.72
100.250000              7.70            7.70            7.70            7.70             7.70            7.70
100.375000              7.68            7.68            7.68            7.68             7.68            7.68
101.500000              7.66            7.66            7.66            7.66             7.66            7.66

Ave Life                9.636           9.736           9.569           9.725           9.569           9.569
Ave Cashflow            7.647           7.647           7.537           7.640           7.537           7.537
Mod Dur                 6.597           6.597           6.521           6.592           6.521           6.521
Window               6/10-6/10     6/10-6/10       4/10-4/10       5/10-6/10       4/10-4/10       4/10-4/10
Sprd/Avl             200.9/av       200.9/av        199.9/av        200.9/av        199.9/av        199.9/av
Sprd/AvCf            189.7/av       189.7/av        188.9/av        189.6/av        188.9/av        188.9/av
Sprd/Tsy             199.7/9.5      199.7/9.5       199.5/9.5       199.7/9.5       199.7/9.5       199.7/9.5
Bond Loss                  0.00           0.00            0.00            0.00            0.00            0.00
Call Loss                  0.00           0.00            0.00            0.00            0.00     36815702.31

TPM_BASE        :  Lockout only; 0% CPR
TPM_87A         :  Lockout YM only; 25% CPR
TPM_87B         :  Lockout YM only; 100% CPR
TPM_88A         :  Lockout only; 25% CPR
TPM_88B         :  Lockout only; 100% CPR
TPM_88C         :  Lockout only; 100% CPR; 2% CDR (12 month lag, 70% recovery)


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                       Deutsche Bank Securities CMO Model
                              Price / Yield Report
Bond Id             : COMM_TPM A7
Bond Type           : WAC
Bond Name           : E (BBB 10.00%)
Original Balance    : 25,815,000.00          Currrent Balance    : 25,815,000.00
Original Coupon     : 8.159199%              Current Coupon      : 8.159199%
Deal Description    : Comm 2000 C1 (TPM)
Orig. Cutoff Date   : 9/1/00                 Dated Date          : 9/1/00
Settlement Date     : 9/20/00                First Payment Date  : 10/15/00
Market Levels       : TSY03N  TSY06M  TSY01Y  TSY02Y   TSY05Y  TSY10Y   TSY30Y
                    : 6.2300  6.2300  6.2300  6.2390   6.0600  5.7900   5.7090
Swap Table          : SWP01Y  SWP02Y  SWP03Y  SWP04Y   SWP05Y  SWP07Y   SWP10Y  SWP12Y  SWP15Y  SWP20Y  SWP25Y  SWP30Y  SWP40Y
                    :  75.47   75.47   82.33   89.72    95.98  109.31   127.50  129.41  132.25  132.69  132.69  132.69  128.59
Report Generated    : Mon Aug 14 11:34:50 2000  /home/emikus/deals/cmbs/comm00c1/comm_tpm.cuo

                   TPM_BASE         TPM_87A        TPM_87B        TPM_88A        TFM_88B        TPM_88C

 99.250000             8.51            8.51           8.51           8.52           8.57           8.57
 99.375000             8.49            8.49           8.49           8.50           8.55           8.55
 99.500000             8.47            8.47           8.47           8.48           8.53           8.53
 99.625000             8.45            8.45           8.45           8.45           8.51           8.51
 99.750000             8.43            8.43           8.43           8.44           8.49           8.49
 99.875000             8.41            8.41           8.41           8.42           8.47           8.47
100.000000             8.39            8.39           8.39           8.40           8.43           8.45
100.125000             8.37            8.37           8.37           8.39           8.43           8.43
100.250000             8.35            8.35           8.36           8.37           8.41           8.41
100.375000             8.33            8.33           8.34           8.35           8.39           8.39
100.500000             8.31            8.31           8.32           8.33           8.37           8.37
100.625000             8.30            8.30           8.30           8.31           8.35           8.35
100.750000             8.28            8.28           8.28           8.29           8.34           8.34
100.675000             8.26            8.26           8.26           8.27           8.32           8.32
101.000000             8.24            8.24           8.24           8.25           8.30           8.30
101.125000             8.22            8.22           8.22           8.23           8.28           8.28
101.250000             8.20            8.20           8.20           8.21           8.26           8.26

Ave Life              9.736           9.736          9.569          9.736          9.569          9.569
Ave Cashflow          7.583           7.582          7.473          7.580          7.463          7.463
Mod Dur               6.452           6.452          6.380          6.448          6.362          6.362
Window            6/10-6/10       6/10-6/10      4/10-4/10      5/10-5/10      4/10-4/10      4/10-4/10
Sprd/Avl           254.8/av        254.8/av       254.2/av       256.2/av       260.0/av       260.0/av
Sprd/AvCf          243.2/av        243.2/av       242.9/av       244.5/av       248.6/av       248.6/av
Sprd/Tsy          253.6/9.5       253.6/9.5      253.8/9.5      254.9/9.5      259.6/9.5      259.6/9.5
Bond Loss              0.00            0.00           0.00           0.00           0.00           0.00
Coll Loss              0.00            0.00           0.00           0.00           0.00    36618702.31

TPM_BASE       : Lockout only/ 0% CPR
TPM_STA        : Lockout YM only/ 25% CPR
TPM_STB        : Lockout YM only/ 100% CPR
TPM_SSA        : Lockout only/ 25% CPR
TPM_SSB        : Lockout only/ 100% CPR
TPM_SSC        : Lockout only/ 100% CDR/ 2% CDR (12 month lag, 70% recovery)


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                       Deutsche Bank Securities CMD Model
                              Price / Yield Report
Bond Id             : COMM_TPN A8
Bond Type           : WAC
Bond Name           : F (BBB- 8.75%)
Original Balance    : 11,224,000.00          Current Balance    : 11,224,000.00
Original Coupon     : 8.159199%              Current Coupon      : 8.159159%
Deal Description    : Comm 2000 C1 (TPM)
Orig. Cutoff Date   : 9/1/00                 Dated Date          : 9/1/00
Settlement Date     : 9/20/00                First Payment Date  : 10/15/00
Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y   TSY05Y  TSY10Y   TSY30Y
                    : 6.2300  6.2300  6.2300  6.2390   6.0600  5.7900   5.7090
Swap Table          : SWP01Y  SWP02Y  SWP03Y  SWP04Y   SWP05Y  SWP07Y   SWP10Y  SWP12Y  SWP15Y  SWP20Y  SWP25Y  SWP30Y  SWP40Y
                    :  75.47   75.47   82.33   89.72    95.98  109.31   127.50  129.44  132.25  132.69  132.69  132.69  128.69
Report Generated    : Mon Aug 14 11:34:51 2000  /home/emikus/deals/cmbs/comm00c1/comm_tpm.cmo

                   TPM_BASE         TPM_67A        TPM_67B        TPM_68A        TPM_68B        TPM_68C

 99.000000             8.70            8.70           8.71           8.72           8.77           8.77
 99.125000             8.68            8.68           8.69           8.70           8.75           8.75
 99.250000             8.66            8.67           8.67           8.68           8.73           8.73
 99.375000             8.65            8.65           8.65           8.66           8.71           8.71
 99.500000             8.63            8.63           8.63           8.64           8.69           8.69
 99.625000             8.61            8.61           8.61           8.62           8.67           8.67
 98.750000             8.59            8.59           8.59           8.60           8.65           8.65
 98.875000             8.57            8.57           8.57           8.58           8.53           8.63
 99.000000             8.55            8.55           8.55           8.56           8.61           8.61
 99.125000             8.53            8.53           8.53           8.54           8.59           8.59
 99.250000             8.51            8.51           8.51           8.52           8.57           8.57
 99.375000             8.49            8.49           8.49           8.50           8.55           8.55
 99.500000             8.47            8.47           8.47           8.48           8.53           8.53
 99.625000             8.45            8.45           8.45           8.46           8.51           8.51
 99.750000             8.43            8.43           8.43           8.44           8.49           8.49
 99.875000             8.41            8.41           8.41           8.42           8.47           8.47
100.000000             8.39            8.39           8.39           8.40           8.45           8.45

Ave Life              9.736           9.736          9.569          9.736          9.569          9.569
Ave Cashflow          7.582           7.582          7.473          7.580          7.463          7.463
Mod Dur               6.425           6.426          6.353          6.422          6.336          6.336
Window            6/10-6/10       6/10-6/10      4/10-4/10      6/10-6/10      4/10-4/10      4/10-4/10
Sprd/Av1           274.3/av        274.3/av       273.6/av       275.6/av       279.6/av       279.6/av
Sprd/AvCf          262.6/av        262.6/av       263.5/av       264.0/av       268.3/av       268.3/av
Sprd/Tay          273.0/9.5       273.0/9.5      273.5/9.5      274.3/9.5      279.3/9.5      279.3/9.5
Bond Loss              0.00            0.00           0.00           0.00           0.00           0.00
Coll Loss              0.00            0.00           0.00           0.00           0.00    36816702.31

TPM_BASE       : Lockout only/ 0% CPR
TPM_67A        : Lockout YM only/ 25% CPR
TPM_67B        : Lockout YM only/ 100% CPR
TPM_68A        : Lockout only/ 25% CPR
TPM_68B        : Lockout only/ 100% CPR
TPM_68C        : Lockout only/ 100% CPR/ 2% CTR (12 month lag, 70% recovery)


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                       Deutsche Bank Securities CMD Model
                              Price / Yield Report
Bond Id             : COMM_TPM X
Bond Type           : WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 897,940,215.43         Currrent Balance    : 897,940,215.43
Original Coupon     : 0.734335%              Current Coupon      : 0.734335%
Deal Description    : Comm 2000 C1 (TPM)
Orig. Cutoff Date   : 9/1/00                 Dated Date          : 9/1/00
Settlement Date     : 9/20/00                First Payment Date  : 10/15/00
Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y   TSY05Y  TSY10Y   TSY30Y
                    : 6.2300  6.2300  6.2300  6.2390   6.0600  5.7900   5.7090
Swap Table          : SWP01Y  SWP02Y  SWP03Y  SWP04Y   SWP05Y  SWP07Y   SWP10Y  SWP12Y  SWP15Y  SWP20Y  SWP25Y  SWP30Y  SWP40Y
                    :  75.47   75.47   82.33   89.72    95.98  109.31   117.50  129.44  132.25  132.69  132.69  132.69  125.69
Report Generated    : Mod Aug 14 11:34:56 2000  /home/emikus/deals/cmbs/comm00c1/comm_tpm.cmo

                   TPM_BASE         TTM_67A        TPM_67B        TPM_68A        TFM_68B        TPM_68C

4.000000              15.36           15.35          15.05          15.35          15.01          12.97
4.125000              14.46           14.45          14.13          14.45          14.11          12.05
4.250000              13.60           13.59          13.27          13.59          13.73          11.17
4.375000              12.78           12.77          12.44          12.76          12.40          10.33
4.500000              12.00           11.99          11.65          11.98          11.60           9.54
4.625000              11.25           11.24          10.89          11.23          10.83           8.77
4.750000              10.54           10.52          10.17          10.51          10.10           8.04
4.875000               9.85            9.83           9.47           9.82           9.40           7.34
5.000000               9.19            9.17           8.81           9.15           8.72           6.66
5.125000               8.55            8.54           8.17           8.52           8.07           6.02
5.250000               7.94            7.92           7.55           7.90           7.45           5.39
5.375000               7.35            7.34           6.95           7.31           6.85           4.79
5.500000               6.79            6.77           6.38           6.74           6.27           4.21
5.625000               6.24            6.22           5.82           6.19           5.71           3.65
5.750000               5.71            5.69           5.29           5.66           5.17           3.11
5.875000               5.19            5.17           4.77           5.14           4.65           2.59
6.000000               4.70            4.68           4.26           4.65           4.14           2.09

Ave Life              8.775           8.764          8.564          8.594          7.955          7.411
Ave Cashflow          4.703           4.698          4.599          4.687          4.587          4.395
Mod Dur               3.832           3.830          3.791          3.813          3.753          3.757
Window           10/00-1/24      10/00-1/24     10/00-8/23     10/00-1/24     10/00-8/23     10/00-1/21
Sprd/Avl           333.3/av        331.5/av       293.9/av       328.8/av       282.3/av        73.4/av
Sprd/AvCf          311.2/av        309.4/av       272.3/av       307.5/av       263.9/av        55.8/av
Sprd/Tsy          334.5/9.0       332.8/9.0      293.8/8.5      326.3/8.5      292.5/8.0       73.9/7.5
Sond Loss              0.00            0.00           0.00           0.00           0.00           0.00
Coll Loss              0.00            0.00           0.00           0.00           0.00    35815702.31

TPM_BASE       : Lockout only/ 0% CPR
TPM_67A        : Lockout YM only/ 25% CPR
TPM_67B        : Lockout YM only/ 100% CPR
TPM_68A        : Lockout only/ 25% CPR
TPM_68B        : Lockout only/ 100% CPR
TPM_68C        : Lockout only/ 100% CPR/ 2% CDR (12 month lag, 70% recovery)


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                       Deutsche Bank Securities CMO Model
                              Price / Yield Report
Bond Id             : TO_RID X
Bond Type           : WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 897,940,215.43         Currrent Balance    : 897,940,215.43
Original Coupon     : 0.734335%              Current Coupon      : 0.734335%
Deal Description    : Comm 2000 C1 (TPM)
Orig. Cutoff Date   : 9/1/00                 Dated Date          : 9/1/00
Settlement Date     : 9/20/00                First Payment Date  : 10/15/00
Market Levels       : TSY03N  TSY06M  TSY01Y  TSY02Y   TSY05Y  TSY10Y   TSY30Y
                    : 6.2300  6.2300  6.2300  6.2390   6.0600  5.7900   5.7090
Swap Table          : SWP01Y  SWP02Y  SWP03Y  SWP04Y   SWP05Y  SWP07Y   SWP10Y  SWP12Y  SWP15Y  SWP20Y  SWP25Y  SWP30Y  SWP40Y
                    :  75.47   75.47   82.33   89.72    96.98  109.31   127.50  129.44  132.25  132.69  132.69  132.69  128.69
Report Generated    : Mod Aug 14 11:34:50 2000  /boma/emikus/deals/cnbs/comm00c1/comm_tpm.cuo

                     X1         X2           X3          X4          X5           X6          X7          X8          X9         X10
3.885436         13.923     16.233       15.390      14.852      14.310       13.767      14.994      14.937      14.823      14.767
4.010436         14.968     15.288       14.430      13.887      13.340       12.791      14.031      13.974      13.858      13.801
4.135436         14.060     14.389       13.518      12.970      13.418       11.864      13.116      13.058      12.941      12.883
4.260436         11.196     13.534       12.650      12.097      11.540       10.981      12.245      12.186      12.067      12.009
4.385436         12.372     12.718       11.822      11.254      10.703       10.140      11.414      11.354      11.235      11.175
4.510436         11.585     11.938       11.030      10.469       9.903        9.336      10.620      10.560      10.439      10.379
4.635036         10.612     11.193       10.273       9.708       9.136        8.567       9.861       9.800       9.678       9.617
4.760436         10.110     10.479        9.548       8.979       8.406        7.830       9.133       9.072       8.949       8.888
4.885436          9.418      9.794        8.852       8.280       7.703        7.123       8.435       8.373       8.249       8.188
5.010436          8.752      9.115        8.184       7.609       7.028        6.445       7.765       7.702       7.577       7.515
5.135416          8.113      8.503        7.541       6.963       6.378        5.792       7.120       7.057       6.932       6.868
5.260436          7.497      7.893        6.922       6.341       5.753        5.164       6.500       6.436       6.309       6.246
5.385836          6.903      7.306        6.326       5.741       5.151        4.558       5.901       5.837       5.709       5.646
5.510436          6.330      6.739        5.750       5.163       4.570        3.974       5.324       5.260       5.131       5.067
5.635436          5.777      6.192        5.195       4.605       4.009        3.410       4.767       4.702       4.572       4.508
5.760436          5.242      5.663        4.658       4.065       3.467        2.865       4.228       4.163       4.032       3.968
5.885436          4.724      5.152        4.138       3.543       2.942        2.338       3.707       3.641       3.510       3.445


Ave Life          8.564      8.775        8.392       8.226       6.067        7.913       8.226       8.226       8.226       8.226
Ave Cashflow      4.599      4.703        4.520       4.440       4.361        4.282       4.464       4.455       4.436       4.426
Mod Dur           3.741      3.781        3.724       3.705       3.686        3.666       3.732       3.709       3.704       3.701
Window       10/00-8/23 10/00-1/24   10/00-1/24  10/00-1/24  10/00-1/24   10/00-1/24  10/00-1/24  10/00-1/24  10/00-1/24  10/00-1/24
Sprd/Av1       355.0/av   393.7/av     297.6/av    239.4/av    180.8/av     122.1/av    255.0/av    248.8/av    236.3/av    230.2/av
Sprd/Avcf      333.4/av   371.6/av     276.4/av    218.7/av    160.5/av     102.0/av    234.3/av    228.1/av    215.5/av    209.3/av
Sprd/Tsy      354.7/8.5  395.0/9.0    298.1/8.5   238.2/8.0   180.5/8.0    122.5/8.0   253.7/8.0   247.5/8.0   235.1/8.0   229.0/8.0
Bond Loss          0.00       0.00         0.00        0.00        0.00         0.00        0.00        0.00        0.00        0.00
Coll Loss          0.00       0.00  18106783.96  3523305.89 51432361.49  66753121.05 10066735.62 20133422.98 40266541.31 50332882.45

X1        : Lockout YM only; 100% CPR
X2        : Lockout YM only; 0% CPR
X3        : Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 3% CDR, 65% Recovery, 12 Month Lag
X4        : Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 65% Recovery, 12 Month Lag
X5        : Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 3% CDR, 65% Recovery, 12 Month Lag
X6        : Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 4% CDR, 65% Recovery, 12 Month Lag
X7        : Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 90% Recovery, 12 Month Lag
X8        : Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 80% Recovery, 12 Month Lag
X9        : Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 60% Recovery, 12 Month Lag
X10       : Lockout YM only; 100% CPR; 0% CDR FOR 24 Months, 2% CDR, 50% Recovery, 12 Month Lag


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                       Deutsche Bank Securities CMO Model
                              Price / Yield Report
Bond Id             : IORIRIZ X
Bond Type           : WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 897,940,215.43         Currrent Balance    : 897,940,215.43
Original Coupon     : 0.734335%              Current Coupon      : 0.734335%
Deal Description    : Comm 2000 C1 (TPN)
Orig. Cutoff Date   : 9/1/00                 Dated Date          : 9/1/00
Settlement Date     : 9/20/00                First Payment Date  : 10/15/00
Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y   T5Y05Y  T5810Y   TSY30Y
                    : 6.2300  6.2300  6.2300  6.2390   6.0600  5.7900   5.7090
Swap Table          : SWP01Y  SWP02Y  SWP03Y  SWP04Y   SWP05Y  SWP07Y   SWP10Y  SWP12Y  SWP15Y  SWP20Y  SWP25Y  SWP30Y  SWP40Y
                    :  75.47   75.47   82.33   89.72    96.98  109.31   127.50  129.44  132.25  132.69  132.69  132.69  128.69
Report Generated    : Tue Aug 15 11:51:26 2000  /home/emikus/deals/cmbs/comm00c1/comm_tpm.cuo

                    MD1        MD2          MD3         MD4         MD5          MD6
4.635436         10.832     11.193        9.751       8.649      10.040        9.234
4.666686         10.648     11.012        9.568       8.465       9.856        9.050
4.697936         10.467     10.832        9.386       8.284       9.674        8.867
4.729186         10.288     10.655        9.207       8.104       9.494        8.686
4.760436         10.110     10.479        9.029       7.927       9.315        8.507
4.791686          9.934     10.305        8.854       7.751       9.139        8.330
4.822936          9.760     10.133        8.680       7.577       8.964        8.155
4.854186          9.588      9.962        8.507       7.405       8.792        7.982
4.885436          9.418      9.794        8.337       7.234       8.621        7.840
4.916686          9.249      9.627        8.168       7.065       8.451        7.810
4.947936          9.082      9.461        8.001       6.898       8.284        7.472
4.979186          8.916      9.298        7.836       6.733       8.118        7.305
5.010436          8.752      9.135        7.672       6.569       7.953        7.140
5.041686          8.590      8.975        7.510       6.407       7.790        6.977
5.072936          8.429      8.816        7.349       6.246       7.629        6.815
5.104186          8.270      8.658        7.190       6.087       7.470        6.655
5.135436          8.113      8.503        7.032       5.930       7.311        6.496

Ave Life          8.564      8.775        8.265       7.980       8.333        8.112
Ave Cashflow      4.599      4.703        4.497       4.393       4.506        4.413
Mod Dur           3.741      3.781        3.742       3.742       3.729        3.716
Window       10/00-8/33 10/00-1/24   10/00-1/24  10/00-1/24  10/00-1/24   10/00-1/24
Sprd/Av1       355.0/av   393.7/av     245.3/av    133.5/av    274.1/av     191.8/av
Sprd/Avcf      333.4/av   371.6/av     234.7/av    113.8/av    253.1/av     171.5/av
Sprd/Tsy      354.7/8.5  395.0/9.0    246.6/8.5   133.6/8.0   275.0/8.0    191.2/8.0
Bond Loss          0.00       0.00         0.00        0.00        0.00         0.00
Coll Loss          0.00       0.00  23944612.24 46172481.32 21025344.73  40727950.77

MD1       : Lockout YN only; 100% CPR
MD2       : Lockout YN only; 0% CPR
MD3       : Lockout YN only; 100% CPR; 1% CDR, 65% Recovery, 12 Month Lag
MD4       : Lockout YN only; 100% CPR; 2% CDR, 65% Recovery, 12 Month Lag
MD5       : Lockout YM only; 100% CPR; 0% CDR FOR 12 Months, 1% CDR, 65% Recovery, 12 Month Lag
MD6       : Lockout YM only; 100% CPR; 0% CDR FOR 12 Months, 2% CDR, 65% Recovery, 12 Month Lag


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id           : IORIDE X
Bond Type         : WACI0
Bond Name         : X (AAA/AAA I0)
Original Balance  : 897,940,215.43           Current Balance    : 897,940,215.43
Original Coupon   : 0.734335%                Current Coupon     : 0.734335%
Deal Description  : Comm 2000 C1 (TPM)
Orig. Cutoff Date : 9/1/00                   Rated Date         : 9/1/00
Settlement Date   : 9/20/00                  First Payment Date : 10/15/00

Market Levels    : TSY03M   TSY06M   TSY01Y  YSY02Y   TSY05Y   TSY10Y   TSY30Y
                 : 6.2300   6.2300   6.2300  6.2390   6.0600   5.7900   5.7090
Swap Table       : SWP01Y   SWP02Y   SWP03Y  SWP04Y   SWP05Y   SWP07Y   SWP10Y   SWP12Y   SWP15Y   SWP20Y   SWP25Y   SWP30Y   SWP40Y
                 :  75.47    75.47    82.33   89.72    96.98   109.31   127.50   129.44   132.25   132.69   132.69   132.69   128.69
Report Generated : Fri Aug 18 14:18:29 2000  /home/emikus/deals/cmbs/comm00c1/comm_tpm.cmo

                      MD1          MD7          MD8          MD9         MD10         MD11         MD12         MD13         MD14
 4.635436          10.832        9.381        8.567        9.309        8.500        9.451        8.639        9.652        8.858
 4.666686          10.648        9.198        8.383        9.126        8.316        9.267        8.454        9.468        8.673
 4.697936          10.467        9.017        8.302        8.944        8.134        9.085        8.272        9.285        8.490
 4.729186          10.788        8.838        8.022        8.765        7.954        8.906        8.092        9.105        8.309
 4.760436          10.110        8.661        7.845        8.587        7.775        8.728        7.913        8.927        8.130
 4.791686           9.934        8.486        7.669        8.411        7.599        8.552        7.736        8.750        7.953
 4.812936           9.760        8.312        7.495        8.237        7.424        8.378        7.562        8.576        7.778
 4.854186           9.588        8.141        7.322        8.065        7.251        8.205        7.389        8.403        7.604
 4.885636           9.418        7.971        7.152        7.894        7.060        8.035        7.217        8.332        7.433
 4.916686           9.249        7.803        6.983        7.725        6.910        7.866        7.048        8.062        7.263
 4.947936           9.082        7.636        6.816        7.558        6.743        7.698        6.880        7.895        7.094
 4.979186           8.916        7.471        6.650        7.393        6.577        7.533        6.714        7.729        6.928
 5.010436           8.752        7.308        6.486        7.229        6.412        7.369        6.569        7.564        6.763
 5.041686           8.590        7.146        6.324        7.056        6.249        7.206        6.385        7.401        6.599
 5.072936           8.429        6.986        6.163        6.906        6.088        7.046        6.225        7.240        6.437
 5.104186           8.370        6.327        6.004        6.747        5.928        6.886        6.065        7.080        6.277
 5.135636           8.113        6.670        5.847        6.589        5.770        6.728        5.906        6.922        6.118

Ave Life            8.564        8.212        7.995        8.110        7.898        8.184        7.968        8.140        7.928
Ave Cashflow        4.599        4.481        4.386        4.459        4.364        4.468        4.373        4.473        4.380
Mod Dur             3.741        3.753        3.740        3.740        3.726        3.737        3.724        3.727        3.714
Window         10/00-8/23   10/00-1/24   10/00-1/24   10/00-1/24   10/00-1/24   10/00-1/24   10/00-1/24   10/00-1/24   10/00-1/24
Sprd/Av1         355.0/av     208.4/av     125.3/av     200.2/av     117.6/av     214.6/av     131.8/av     234.1/av     153.1/av
Sprd/Avef        333.4/av     188.0/av     105.5/av     180.2/av      98.2/av     194.3/av     113.0/av     214.0/av     133.6/av
Sprd/Tay        354.7/8.5    207.3/8.0    175.4/8.0    199.6/8.0    118.2/8.0    213.7/8.0    131.9/8.0    233.4/8.0    153.5/8.0
Bond Lose            0.00         0.00         0.00         0.00         0.00         0.00         0.00         0.00         0.00
Coll Loss            0.00  29660430.98  48977761.71  35260266.33  54129589.87  33451383.74  52577880.96  28509063.70  47306749.97

MD1    :Lockout YM only; 100% CPR
MD7    :Lockout YM only; 100% CPR; 0% CDR FOR 12 Months, 1% CDR, 65% Recovery,
        12 Month Lag; Default Self Storage Loans (JPK's 1028, 1057, 1072, 1074, 1096, 1098, 1104) in Month 13, 12 month lag, 50% Recovery
MD8    :Lockout YM only; 100% CPR; 0% CDR FOR 12 Months, 2% CDR, 65% Recovery,
        12 Month Lag; Default Self Storage Loans (JPK's 1028, 1057, 1072, 1074, 1096, 1098, 1104) in Month 13, 12 month lag, 50% Recovery
MD9    :Lockout YM only; 100% CPR; 0% CDR FOR 12 Months, 1% CDR, 65% Recovery,
        12 Month Lag; Default Detroit M%C Loans (ABN's 1, 9) in Month 25, 12 month lag, 60% Recovery
MD10   :Lockout YM only; 100% CPR; 0% CDR FOR 12 Months, 2% CDR, 65% Recovery,
        12 Month Lag; Default Detroit MAC Loans (ABN's 1, 9) in Month 25, 12 month lag, 60% Recovery
MD11   :Lockout YM only; 100% CPR; 0% CDR FOR 12 Months, 1% CDR, 65% Recovery,
        12 Month Lag; Default Las Vegas Apartment Loans (TA3468, TA9754) in Month 25, 12 month lag, 55% Recovery
MD12   :Lockout YM only; 100% CPR; 0% CDR FOR 12 Months, 2% CDR, 65% Recovery,
        12 Month Lag; Default Las Vegas Apartment Loans (TA3468, TA9754) in Month 25, 12 month lag, 55% Recovery
MD13   :Lockout YM only; 100% CPR; 0% CDR FOR 12 Months, 1% CDR, 65% Recovery,
        12 Month Lag; Default Crystal Park Loans (GA6335) in Month 25, 24 month lag, 79.5% Recovery on A Piece (Approx. 60% Recovery on Total Loan)
MD14   :Lockout YM only; 100% CPR; 0% CDR FOR 12 Months, 2% CDR, 65% Recovery,
        12 Month Lag; Default Crystal Park Loans (GA6335) in Month 25, 24 month lag, 79.5% Recovery on A Piece (Approx. 60% Recovery on Total Loan)


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

     Deutsche Bank Securities CMO Model
          Price / Yield Report

Bond Id            :  COMM_SCOTT0906R A1
Bond Name          :  A1 (AAA 23.00%)
Original Balance   :  148,498,000.00               Current Balance    : 148,498,000.00
Original Coupon    :  7.202000  %                  Current Coupon     : 7.202000  %
Deal Description   :  Comm 2000 C1 (SCOTT0906)
Orig. Cutoff Date  :  9/1/00                       Dated Date         : 9/1/00
Settlement Date    :  9/20/00                      First Payment Date : 10/15/00
Prepay  Method     :  CPR
Scenario           :  Lockout YM only
Market  Levels     :  TSY03M  TSY06M  TSY01Y  TSY02Y  TSY05Y  TSY10Y TSY30Y
                   :  6.2300  6.2800  6.1800  6.1000  5.9200  5.7000 5.6800
Swap Table         :  SWP01Y  SWP02Y  SWP03Y  SWP04Y  SWP05Y  SWP07Y SWP10Y   SWP30Y  SWP40Y
                   :  74.34   73.00   82.00   88.00   96.00   108.00 126.00   130.00  124.69
Report Generated   :  Thu Sep 7 13:21:48 2000 /home/emikus/deals/cmbs/comm00c1/comm_scott0906r.cmo

                     0.0         25.0         50.0         75.0        100.0

             99-08   7.42         7.42         7.42         7.42         7.42
             99-12   7.39         7.39         7.39         7.39         7.39
             99-16   7.36         7.36         7.36         7.36         7.36
             99-20   7.33         7.33         7.33         7.33         7.33
             99-24   7.30         7.30         7.30         7.30         7.30
             99-28   7.28         7.28         7.27         7.27         7.27
             100-00  7.25         7.25         7.25         7.25         7.25
             100-04  7.22         7.22         7.22         7.22         7.22
     *       100-08  7.19         7.19         7.19         7.19         7.19
             100-12  7.16         7.16         7.16         7.16         7.16
             100-16  7.13         7.13         7.13         7.13         7.13
             100-20  7.10         7.10         7.10         7.10         7.10
             100-24  7.07         7.07         7.07         7.07         7.07
             100-28  7.05         7.05         7.05         7.04         7.04
             101-00  7.02         7.02         7.02         7.02         7.01
             101-04  6.99         6.99         6.99         6.99         6.98
             101-08  6.96         6.96         6.96         6.96         6.96

Ave Life             5.600        5.588        5.574        5.552        5.483
Ave Cashflow         4.940        4.931        4.918        4.900        4.843
Mod Dur              4.337        4.330        4.322        4.310        4.270
Window          10/00-9/08   10/00-8/08   10/00-8/08   10/00-7/08   10/00-4/08
Sprd/Avl        129.5/av     129.5/av     129.4/av     129.2/av     128.8/av
Sprd/AvCf      126.5/av     126.5/av     126.4/av     126.2/av     125.8/av
Sprd/Tsy        129.1/5.5    129.1/5.5    129.1/5.5    129.0/5.5    128.9/5.5
Bond Loss            0.00         0.00         0.00         0.00         0.00
Coll Loss            0.00         0.00         0.00         0.00         0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                       Deutsche Bank Securities CMO Model
                              Price / Yield Report
Bond Id             : COMM_SCOTT0906R A3
Bond Name           : A2 (AAA 23.00%)
Original Balance    : 542,915,000.00         Currrent Balance    : 542,915,000.00
Original Coupon     : 7.363000%              Current Coupon      : 7.343000%
Deal Description    : Comm 2000 C1 (ECOTT0906)
Orig. Cutoff Date   : 9/1/00                 Dated Date          : 9/1/00
Settlement Date     : 9/20/00                First Payment Date  : 10/15/00
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y   TSY05Y  TSY10Y   TSY30Y
                    : 6.2300  6.2300  6.1800  6.1000   5.9200  5.7000   5.6800
Swap Table          : SWP01Y  SWP02Y  SWP03Y  SWP04Y   SWP05Y  SWP07Y   SWP10Y  SWP30Y  SWP40Y
                    :  74.34   73.00   82.00   88.00    96.00  108.00   126.00  130.00  124.69
Report Generated    : Thu Sep 7  12:10:39 2000  /home/emikus/deals/cmbs/comm00c1/comm_scott0906.cmo

                        0.0            25.0           50.0           75.0          100.0

 99.16                 7.49            7.49           7.49           7.49           7.49
 99.20                 7.47            7.47           7.47           7.47           7.47
 99.24                 7.45            7.45           7.45           7.45           7.45
 99.28                 7.43            7.43           7.43           7.43           7.43
100.00                 7.41            7.41           7.41           7.41           7.41
100.04                 7.39            7.39           7.39           7.39           7.39
100.08                 7.37            7.37           7.37           7.37           7.37
100.12                 7.35            7.35           7.35           7.35           7.35
100.16                 7.33            7.33           7.33           7.33           7.33
100.20                 7.31            7.31           7.31           7.31           7.31
100.24                 7.30            7.30           7.30           7.29           7.29
100.28                 7.28            7.28           7.28           7.28           7.27
101.00                 7.26            7.26           7.26           7.26           7.25
101.04                 7.24            7.24           7.24           7.24           7.23
101.08                 7.22            7.22           7.22           7.22           7.21
101.12                 7.20            7.20           7.20           7.20           7.19
101.16                 7.18            7.18           7.18           7.18           7.18

Ave Life              9.071           9.060          9.045          9.021          8.819
Ave Cashflow          7.275           7.267          7.257          7.241          7.203
Mod Dur               6.414           6.408          6.400          6.369          6.285
Window            9/08-4/10       8/08-4/10      8/08-4/10      7/08-4/10      4/08-4/10
Sprd/Avl           159.3/av        159.3/av       159.2/av       159.1/av       158.0/av
Sprd/AvCF          151.4/av        151.4/av       151.3/av       151.2/av       150.4/av
Sprd/Tsy          159.0/9.0       159.0/9.0      159.0/9.0      159.0/9.0      158.8/9.0
Bond Loss              0.00            0.00           0.00           0.00           0.00
Coll Loss              0.00            0.00           0.00           0.00           0.00



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addresses only, and may not be provided to any third party other than the addresses's legal, tax, financial and/or accountingly advisors for the purposes of evaluating such information. Propertive investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decision. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in this Securities. All information contained herein is preliminary and its anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully supercaded by the preliminary propectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(a) no representtion or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AS OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(a) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services form, any company mentioned herein.

        Deutsche Bank Securities CMO Model
                Price / Yield Report

Bond Id           :  ADAMTEST_SWAP A7
Bond Name         :  E (BBB 10.00%)
Original Balance  :  25,815,000.00                   Current Balance     :  25,815,000.00
Original Coupon   :  8.121000      %                 Current Coupon      :  8.121000        %
Deal Description  :  Comm  2000 C1 (PRICETEST)
Orig. Cutoff Date :  9/1/00                          Dated Date          :  9/1/00
Settlement Date   :  9/20/00                         First Payment Date  :  10/15/00
Prepay Method     :  CPR
Scenario          :  Lockout YM only
Market Levels     :  TSY03M  TSY06M  TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y
                  :  6.1830  6.1830  6.1830  6.1280  5.9670  5.7620  5.7190
Swap Table        :  SWP01Y  SWP02Y  SWP03Y  SWP04Y  SWP05Y  SWP07Y  SWP10Y  SWP12Y  SWP15Y  SWP20Y  SWP25Y  SWP30Y  SWP40Y
                  :   74.00   74.00   81.00   88.75   96.75  109.75  127.75  129.50  131.25  130.50  130.50  132.00  129.13
Report Generated  : Mon Sep 11 11:57:09 2000 /home/emikus/deals/cmbs/comm00c1/pricetest.cmo

                         0.0            25.0            50.0            75.0           100.0
  98.249593            8.483           8.483           8.483           8.483           8.485
  98.499593            8.444           8.444           8.444           8.444           8.446
  98.749593            8.404           8.404           8.404           8.405           8.406
  98.999593            8.366           8.366           8.366           8.366           8.367
  99.249593            8.327           8.327           8.327           8.327           8.328
  99.499593            8.288           8.288           8.288           8.288           8.288
  99.749593            8.250           8.250           8.250           8.250           8.249
  99.999593            8.211           8.211           8.211           8.211           8.211
*100.249593            8.173           8.173           8.173           8.173           8.172
 100.499593            8.135           8.135           8.135           8.134           8.133
 100.749593            8.097           8.097           8.097           8.096           8.095
 100.999593            8.059           8.059           8.059           8.058           8.056
 101.249593            8.021           8.021           8.021           8.021           8.018
 101.499593            7.983           7.983           7.983           7.983           7.980
 101.749593            7.946           7.946           7.946           7.945           7.942
 101.999593            7.908           7.908           7.908           7.908           7.904
 102.249593            7.871           7.871           7.871           7.870           7.867

Ave Life               9.736           9.736           9.736           9.712           9.569
Ave Cashflow           7.600           7.600           7.600           7.584           7.491
Mod Dur                6.496           6.496           6.496           6.485           6.422
Window             6/10-6/10       6/10-6/10       6/10-6/10       5/10-6/10       4/10-4/10
Sprd/Avl          240.0/av        240.0/av        240.0/av        239.9/av        239.2/av
Sprd/AvCf         231.2/av        231.2/av        231.2/av        231.2/av        230.7/av
Sprd/Tsy          239.0/9.5       239.0/9.5       239.0/9.5       239.0/9.5       238.9/9.5
Bond Loss               0.00            0.00            0.00            0.00            0.00
Coll Loss               0.00            0.00            0.00            0.00            0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

        Deutsche Bank   Securities CMO Model
                Price / Yield Report

Bond Id           :  ADAMTEST_SWAP A7
Bond Name         :  E (BBB 10.00%)
Original Balance  :  25,815,000.00                   Current Balance     :  25,815,000.00
Original Coupon   :  8.121000      %                 Current Coupon      :  8.121000        %
Deal Description  :  Comm  2000 C1 (PRICETEST)
Orig. Cutoff Date :  9/1/00                          Dated Date          :  9/1/00
Settlement Date   :  9/20/00                         First Payment Date  :  10/15/00
Prepay Method     :  CPR
Scenario          :  Lockout YM only
Market Levels     :  TSY03M  TSY06M  TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y
                  :  6.1830  6.1830  6.1830  6.1280  5.9670  5.7620  5.7190
Swap Table        :  SWP01Y  SWP02Y  SWP03Y  SWP04Y  SWP05Y  SWP07Y  SWP10Y  SWP12Y  SWP15Y  SWP20Y  SWP25Y  SWP30Y  SWP40Y
                  :   74.00   74.00   81.00   88.75   96.75  109.75  127.75  129.50  131.25  130.50  130.50  132.00  129.13
Report Generated  : Mon Sep 11 11:57:09 2000 /home/emikus/deals/cmbs/comm00c1/pricetest.cmo

                         0.0            25.0            50.0            75.0           100.0
  98.249593            8.483           8.483           8.483           8.483           8.485
  98.499593            8.444           8.444           8.444           8.444           8.446
  98.749593            8.404           8.404           8.404           8.405           8.406
  98.999593            8.366           8.366           8.366           8.366           8.367
  99.249593            8.327           8.327           8.327           8.327           8.328
  99.499593            8.288           8.288           8.288           8.288           8.288
  99.749593            8.250           8.250           8.250           8.250           8.249
  99.999593            8.211           8.211           8.211           8.211           8.211
*100.249593            8.173           8.173           8.173           8.173           8.172
 100.499593            8.135           8.135           8.135           8.134           8.133
 100.749593            8.097           8.097           8.097           8.096           8.095
 100.999593            8.059           8.059           8.059           8.058           8.056
 101.249593            8.021           8.021           8.021           8.021           8.018
 101.499593            7.983           7.983           7.983           7.983           7.980
 101.749593            7.946           7.946           7.946           7.945           7.942
 101.999593            7.908           7.908           7.908           7.908           7.904
 102.249593            7.871           7.871           7.871           7.870           7.867

Ave Life               9.736           9.736           9.736           9.712           9.569
Ave Cashflow           7.600           7.600           7.600           7.584           7.491
Mod Dur                6.496           6.496           6.496           6.485           6.422
Window             6/10-6/10       6/10-6/10       6/10-6/10       5/10-6/10       4/10-4/10
Sprd/Avl          240.0/av        240.0/av        240.0/av        239.9/av        239.2/av
Sprd/AvCf         231.2/av        231.2/av        231.2/av        231.2/av        230.7/av
Sprd/Tsy          239.0/9.5       239.0/9.5       239.0/9.5       239.0/9.5       238.9/9.5
Bond Loss               0.00            0.00            0.00            0.00            0.00
Coll Loss               0.00            0.00            0.00            0.00            0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id           :  ADAMTEST_SWAP A8
Bond Name         :  F (BBB- 8.75%)
Original Balance  :  11,224,000.00       Current Balance     : 11,224,000.00
Original Coupon   :  8.159199  %         Current Coupon      : 8.159199  %
Deal  Description :  Comm  2000 C1 (PRICETEST)
Orig. Cutoff Date :  9/1/00               Dated Date         : 9/1/00
Settlement  Date  :  9/20/00              First Payment Date : 10/15/00
Prepay Method     :  CPR
Scenario          :  Lockout YM only
Market Levels     :  TSY03M  TSY06M  TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y
                  :  6.1830  6.1830  6.1830  6.1280  5.9670  5.7620  5.7190

Swap Table        :  SWP01Y  SWP02Y  SWP03Y  SWP04Y  SWP05Y  SWP07Y  SWP10Y  SWP12Y  SWP15Y  SWP20Y  SWP25Y  SWP30Y  SWP40Y
                  :   74.00   74.00   81.00   88.75   96.75  109.75  127.75  129.50  131.25  130.50  130.50  132.00  129.13
Report Generated  :  Mon Sep 11 11:57:09 2000 /home/emikus/deals/cmbs/comm00c1/pricetest.cmo

                         0.0            25.0            50.0            75.0           100.0
 97.796103             8.737           8.737           8.737           8.738           8.744
 98.046103             8.697           8.697           8.698           8.698           8.704
 98.296103             8.657           8.658           8.658           8.659           8.664
 98.546103             8.618           8.618           8.619           8.619           8.624
 98.796103             8.579           8.579           8.579           8.580           8.584
 99.046103             8.540           8.540           8.540           8.541           8.544
 99.296103             8.501           8.501           8.501           8.502           8.505
 99.546103             8.462           8.462           8.462           8.463           8.465
*99.796103             8.423           8.423           8.423           8.424           8.426
100.046103             8.384           8.384           8.385           8.385           8.387
100.296103             8.346           8.346           8.346           8.347           8.348
100.546103             8.307           8.308           8.308           8.308           8.309
100.796103             8.269           8.269           8.270           8.270           8.271
101.046103             8.231           8.231           8.231           8.232           8.232
101.296103             8.193           8.193           8.193           8.194           8.194
101.546103             8.155           8.155           8.156           8.156           8.155
101.796103             8.117           8.117           8.118           8.118           8.117

Ave Life               9.736           9.736           9.736           9.712           9.569
Ave Life               9.736           9.736           9.736           9.736           9.569
Ave Cashflow           7.582           7.582           7.582           7.582           7.473
Mod Dur                6.443           6.443           6.443           6.443           6.370
Window             6/10-6/10       6/10-6/10       6/10-6/10       6/10-6/10       4/10-4/10
Sprd/Avl           265.0/av        265.0/av        265.1/av        265.1/av        264.7/av
Sprd/Av Cf         256.2/av        256.2/av        256.2/av        256.3/av        256.1/av
Sprd/Tsy           264.0/9.5       264.1/9.5       264.1/9.5       264.1/9.5       264.4/9.5
Bond Loss               0.00            0.00            0.00            0.00            0.00
Coll Loss               0.00            0.00            0.00            0.00            0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                Deutsche Bank Securities CMO Model
                        Price / Yield Report

Bond Id           :  ADAMTEST_SWAP A8
Bond Name         :  F (BBB- 8.75%)
Original Balance  :  11,224,000.00       Current Balance     : 11,224,000.00
Original Coupon   :  8.159199  %         Current Coupon      : 8.159199  %
Deal  Description :  Comm  2000 C1 (PRICETEST)
Orig. Cutoff Date :  9/1/00               Dated Date         : 9/1/00
Settlement  Date  :  9/20/00              First Payment Date : 10/15/00
Prepay Method     :  CPR
Scenario          :  Lockout YM only
Market Levels     :  TSY03M  TSY06M  TSY01Y  TSY02Y  TSY05Y  TSY10Y  TSY30Y
                  :  6.1830  6.1830  6.1830  6.1280  5.9670  5.7620  5.7190

Swap Table        :  SWP01Y  SWP02Y  SWP03Y  SWP04Y  SWP05Y  SWP07Y  SWP10Y  SWP12Y  SWP15Y  SWP20Y  SWP25Y  SWP30Y  SWP40Y
                  :   74.00   74.00   81.00   88.75   96.75  109.75  127.75  129.50  131.25  130.50  130.50  132.00  129.13
Report Generated  :  Mon Sep 11 11:57:09 2000 /home/emikus/deals/cmbs/comm00c1/pricetest.cmo

                         0.0            25.0            50.0            75.0           100.0
 97.796103             8.737           8.737           8.737           8.738           8.744
 98.046103             8.697           8.697           8.698           8.698           8.704
 98.296103             8.657           8.658           8.658           8.659           8.664
 98.546103             8.618           8.618           8.619           8.619           8.624
 98.796103             8.579           8.579           8.579           8.580           8.584
 99.046103             8.540           8.540           8.540           8.541           8.544
 99.296103             8.501           8.501           8.501           8.502           8.505
 99.546103             8.462           8.462           8.462           8.463           8.465
*99.796103             8.423           8.423           8.423           8.424           8.426
100.046103             8.384           8.384           8.385           8.385           8.387
100.296103             8.346           8.346           8.346           8.347           8.348
100.546103             8.307           8.308           8.308           8.308           8.309
100.796103             8.269           8.269           8.270           8.270           8.271
101.046103             8.231           8.231           8.231           8.232           8.232
101.296103             8.193           8.193           8.193           8.194           8.194
101.546103             8.155           8.155           8.156           8.156           8.155
101.796103             8.117           8.117           8.118           8.118           8.117

Ave Life               9.736           9.736           9.736           9.712           9.569
Ave Life               9.736           9.736           9.736           9.736           9.569
Ave Cashflow           7.582           7.582           7.582           7.582           7.473
Mod Dur                6.443           6.443           6.443           6.443           6.370
Window             6/10-6/10       6/10-6/10       6/10-6/10       6/10-6/10       4/10-4/10
Sprd/Avl           265.0/av        265.0/av        265.1/av        265.1/av        264.7/av
Sprd/Av Cf         256.2/av        256.2/av        256.2/av        256.3/av        256.1/av
Sprd/Tsy           264.0/9.5       264.1/9.5       264.1/9.5       264.1/9.5       264.4/9.5
Bond Loss               0.00            0.00            0.00            0.00            0.00
Coll Loss               0.00            0.00            0.00            0.00            0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                        1st period      Strip        1st period     1st period
 Class     Balance        Coupon        Amount         Dollars         Pct
------     -------      ----------      ------       ----------      ---------
 A1     148,498,000.00   7.26000       0.89920       111,274.32       19.44%
 A2     542,915,000.00   7.41900       0.74020       334,887.41       58.50%
 B       38,162,000.00   7.49700       0.66220        21,059.02        3.68%
 C       39,284,000.00   7.70900       0.45020        14,738.00        2.57%
 D       13,469,000.00   7.80700       0.35220         3,953.14        0.69%
 E       25,815,000.00   8.12100       0.03820           821.75        0.14%
 F       11,224,000.00   8.15920          --              --           0.00%
 G       26,938,000.00   6.85000       1.30920        29,389.33        5.13%
 H        6,734,000.00   6.85000       1.30920         7,346.79        1.28%
 J        6,734,000.00   6.85000       1.30920         7,346.79        1.28%
 K       10,101,000.00   6.85000       1.30920        11,020.18        1.93%
 L        7,856,000.00   6.85000       1.30920         8,570.89        1.50%
 M        6,734,000.00   6.85000       1.30920         7,346.79        1.28%
 N        4,489,000.00   6.85000       1.30920         4,897.49        0.86%
 O        8,987,215.43   6.85000       1.30920         9,805.04        1.71%
                         8.15920                     572,456.90      100.00%


                       Deutsche Bank Securities CMO Model
                              Price / Yield Report
Bond Id             : COMM_PRICING A1
Bond Name           : A3 (AAA 23.00%)
Original Balance    : 148,498,000.00         Currrent Balance    : 149,498,000.00
Original Coupon     : 7.205000%              Current Coupon      : 7.205000%
Deal Description    : Comm 2000 C1 (PRICING)
Orig. Cutoff Date   : 9/1/00                 Dated Date          : 9/1/00
Settlement Date     : 9/20/00                First Payment Date  : 10/15/00
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y   TSY05Y  TSY10Y   TSY30Y
                    : 6.1360  6.2250  6.1990  6.1320   5.9790  5.7740   5.7360
Swap Table          : SWP01Y  SWP02Y  SWP03Y  SWP04Y   SWP05Y  SWP06Y   SWP09Y  SWP10Y  SWP30Y  SWP40%
                    :  74.52   71.00   81.00   88.00    95.75  102.25   120.25  126.25  133.13  129.13
Report Generated    : Mon Sep 11 14:18:40 2000  /home/emikus/deals/cmbs/comm00c1/Tic/comm_pricing.cuo

                        0.0

 98.997896             7.483
 99.122898             7.453
 99.247898             7.424
 99.372898             7.395
 99.497898             7.366
 99.622598             7.337
 99.747898             7.308
 99.872898             7.280
 99.957898             7.251
100.122898             7.222
100.247898             7.194
100.372898             7.165
100.497898             7.135
100.622898             7.108
100.747898             7.079
100.672898             7.051
100.997898             7.023

Ave Life              5.600
Mod Dur               4.332
Window           10/00-9/08
Sprd/Avl           129.6/av
Sprd/Avcf          129.2/5.5
Sprd/Tsy            30.0
Bond Loss              0.00
Coll Loss              0.00



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addresses only, and may not be provided to any third party other than the addressees's legal, tax, financial and/or accountingly advisors for the purposes of evaluating such information. Propertive investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decision. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in this Securities. All information contained herein is preliminary and its anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully supercaded by the preliminary propectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(a) no representtion or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AS OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(a) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services form, any company mentioned herein.


                       Deutsche Bank Securities CMO Model
                              Price / Yield Report
Bond Id             : COMM_PRICING A2
Bond Name           : A2 (AAA 23.00%)
Original Balance    : 542,915,000.00         Currrent Balance    : 542,915,000.00
Original Coupon     : 7.416000%              Current Coupon      : 7.416000%
Deal Description    : Comm 2000 C1 (PRICING)
Orig. Cutoff Date   : 9/1/00                 Dated Date          : 9/1/00
Settlement Date     : 9/20/00                First Payment Date  : 10/15/00
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y   TSY05Y  TSY10Y   TSY30Y
                    : 6.1360  6.2250  6.1990  6.1320   5.9790  5.7740   5.7360

Swap Table          : SWP01Y  SWP02Y  SWP03Y  SWP04Y   SWP05Y  SWP06Y   SWP09Y  SWP10Y  SWP30Y  SWP40%
                    :  75.52   71.00   81.00   88.00    95.75  102.25   120.25  126.25  133.13  129.13
Report Generated    : Mon Sep 11 14:18:40 2000  /home/emikus/deals/cmbs/comm00c1/Tie/comm_pricing.cmo

                        0.0

 99.498583             7.565
 99.623583             7.545
 99.748583             7.526
 99.873583             7.506
 99.998583             7.487
100.123583             7.467
100.248583             7.448
100.373583             7.428
100.498583             7.409
100.623583             7.389
100.748583             7.370
100.873583             7.351
100.998583             7.332
101.123583             7.312
101.248583             7.293
101.373583             7.274
101.498583             7.255

Ave Life              9.071
Mod Dur               6.393
Window            9/08-4/10
Sprd/Avl           159.7/av
Sprd/Tsy           159.4/9.0
Swap Spd            39.0
Bond Loss              0.00
Coll Loss              0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addresses only, and may not be provided to any third party other than the addresses's legal, tax, financial and/or accountingly advisors for the purposes of evaluating such information. Propertive investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decision. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in this Securities. All information contained herein is preliminary and its anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully supercaded by the preliminary propectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(a) no representtion or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AS OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(a) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services form, any company mentioned herein.


                       Deutsche Bank Securities CMO Model
                              Price / Yield Report
Bond Id             : COMM_PRICING A4
Bond Name           : B (AA/AA 18.75%)
Original Balance    : 38,162,000.00         Currrent Balance    : 38,162,000.00
Original Coupon     : 7.494000%             Current Coupon      : 7.494000%
Deal Description    : Comm 2000 C1 (PRICING)
Orig. Cutoff Date   : 9/1/00                 Dated Date          : 9/1/00
Settlement Date     : 9/20/00                First Payment Date  : 10/15/00
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y   TSY05Y  TSY10Y   TSY30Y
                    : 6.1360  6.2250  6.1950  6.1320   5.9790  5.7740   5.7360

Swap Table          : SWP01Y  SWP02Y  SWP03Y  SWP04Y   SWP05Y  SWP06Y   SWP09Y  SWP10Y  SWP30Y  SWP40%
                    :  74.52   71.00   81.00   90.00    95.75  102.25   120.25  126.25  133.13  129.13
Report Generated    : Mon Sep 11 14:18:41 2000  /home/emikus/deals/cmbs/comm00c1/Tie/comm_pricing.cmo

                        0.0

 98.997287             7.720
 99.122287             7.701
 99.247287             7.682
 99.372287             7.663
 99.497287             7.644
 99.622287             7.625
 99.747287             7.606
 99.872287             7.587
 99.997287             7.568
100.122287             7.549
100.247287             7.531
100.373287             7.512
100.497287             7.493
100.622287             7.474
100.747287             7.456
100.872287             7.437
100.997287             7.418

Ave Life              9.569
Mod Dur               6.606
Window            4/10-4/10
Sprd/Avl           177.7/av
Sprd/Avcf          177.4/9.5
Sprd/Tsy            54.0
Bond Loss              0.00
Coll Loss              0.00




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addresses only, and may not be provided to any third party other than the addresses's legal, tax, financial and/or accountingly advisors for the purposes of evaluating such information. Propertive investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decision. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in this Securities. All information contained herein is preliminary and its anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully supercaded by the preliminary propectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(a) no representtion or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AS OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(a) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services form, any company mentioned herein.


                       Deutsche Bank Securities CMO Model
                              Price / Yield Report
Bond Id             : COMM_PRICING A5
Bond Name           : C (A/A 14.375%)
Original Balance    : 39,284,000.00         Currrent Balance    : 39,284,000.00
Original Coupon     : 7.706000%             Current Coupon      : 7.706000%
Deal Description    : Comm 2000 C1 (PRICING)
Orig. Cutoff Date   : 9/1/00                 Dated Date          : 9/1/00
Settlement Date     : 9/20/00                First Payment Date  : 10/15/00
Prepay Method       : CPR
Scenario            : Lockout YM only
Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y   TSY05Y  TSY10Y   TSY30Y
                    : 6.1360  6.2250  6.1990  6.1320   5.9790  5.7740   5.7360

Swap Table          : SWP01Y  SWP02Y  SWP03Y  SWP04Y   SWP05Y  SWP06Y   SWP09Y  SWP10Y  SWP30Y  SWP40%
                    :  75.52   71.00   81.00   88.00    95.75  102.25   120.25  126.25  133.13  129.13
Report Generated    : Mon Sep 11 14:18:41 2000  /Home/emikus/deals/cmbs/comm00c1/Tie/comm_pricing.cmo

                        0.0

 99.498129             7.861
 99.623129             7.842
 99.748129             7.823
 99.673129             7.805
 99.998129             7.785
100.123129             7.767
100.248129             7.748
100.373129             7.729
100.498129             7.710
100.623129             7.692
100.748129             7.673
100.873129             7.654
100.998129             7.635
100.123129             7.617
100.248129             7.598
100.373129             7.580
100.498129             7.361

Ave Life              9.674
Mod Dur               6.600
Window            4/10-6/10
Sprd/Avl           192.3/av
Sprd/Avcf          191.6/9.5
Sprd/Tsy            68.0
Bond Loss              0.00
Coll Loss              0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addresses only, and may not be provided to any third party other than the addresses's legal, tax, financial and/or accountingly advisors for the purposes of evaluating such information. Propertive investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decision. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in this Securities. All information contained herein is preliminary and its anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully supercaded by the preliminary propectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(a) no representtion or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AS OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(a) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services form, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id           : COMM_PRICING A5
Bond Name         : D (A-/A- 12.875%)
Original Balance  : 13,469,000.00             Current Balance    : 13,469,000.00
Original Coupon   : 7.804000%                 Current Coupon     : 7.804000%
Deal Description  : Comm 2000 C1 (PRICING)
Orig. Cutoff Date : 9/1/00                    Dated Date         : 9/1/00
Settlement Date   : 9/20/00                   First Payment Date : 10/15/00
Prepay Method     : CPR
Scenario          : Lockout YM only

Market Levels     : TSY03M    TSY06M    TSY01Y    YSY02Y    TSY05Y    TSY10Y    TSY30Y
                  : 6.1360    6.2250    6.1990    6.1130    5.9790    5.7740    5.7360
Swap Table        : SWP01Y    SWP02Y    SWP03Y    SWP04Y    SWP05Y    SWP06Y    SWP09Y    SWP10Y    SWP30Y    SWP40Y
                  :  75.52     71.00     81.00     88.00     95.75    102.25    120.25    126.25    133.13    129.13
Report Generated  : Mon Sep 11 14:18:41 2000      /home/emikus/deals/cmbs/comm00c1/Tie/comm_pricing.cmo

                    0.0

 99.494279        7.963
 99.619279        7.944
 99.744279        7.925
 99.869279        7.906
 99.994279        7.887
100.119279        7.868
100.244279        7.849
100.359279        7.830
100.494279        7.811
100.619279        7.793
100.744275        7.774
100.859279        7.755
100.994279        7.737
101.119279        7.718
101.244279        7.699
101.069279        7.681
101.494279        7.662

Ave Life          9.736
Mod Dur           6.598
Window        6/10-6/10
Sprd/Av1       202.7/av
Sprd/Tsy      201.7/9.5
SwapSpd            78.0
Bond Lose          0.00
Coll Loss          0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id           : COMM_PRICING A7
Bond Name         : B (BBB 10.00%)
Original Balance  : 23,615,000.00             Current Balance    : 25,615,000.00
Original Coupon   : 8.132000%                 Current Coupon     : 8.132000%
Deal Description  : Comm 2000 C1 (PRICING)
Orig. Cutoff Date : 9/1/00                    Dated Date         : 9/1/00
Settlement Date   : 9/20/00                   First Payment Date : 10/15/00
Prepay Method     : CPR
Scenario          : Lockout YM only

Market Levels     : TSY03M    TSY06M    TSY01Y    YSY02Y    TSY05Y    TSY10Y    TSY30Y
                  : 6.1360    6.2250    6.1990    6.1320    5.9790    5.7740    5.7360
Swap Table        : SWP01Y    SWP02Y    SWP03Y    SWP04Y    SWP05Y    SWP06Y    SWP09Y    SWP10Y    SWP30Y    SWP40Y
                  :  75.52     71.00     81.00     88.00     95.75    102.25    120.25    126.25    133.13    129.13
Report Generated  : Mon Sep 11 14:18:42 2000      /home/emikus/deals/cmbs/comm00c1/Tie/comm_pricing.cmo

                    0.0

 99.244806        8.339
 99.069806        8.319
 99.494806        8.300
 99.619805        8.281
 99.744805        8.262
 99.869805        8.242
 99.994805        8.223
100.119305        8.204
100.244805        8.105
100.369805        8.168
100.494805        8.147
100.619806        8.128
100.744806        8.109
100.869806        8.090
100.994806        8.071
101.119806        8.052
101.244806        8.033

Ave Life          9.736
Mod Dur           6.493
Window        6/10-6/10
Sprd/Av1       240.0/av
Sprd/Tsy      239.0/9.5
SwapSpd           115.3
Bond Lose          0.00
Coll Loss          0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id           : COMM_PRICING A8
Bond Type         : MAC
Bond Name         : F (BBB- 8.75%)
Original Balance  : 11,224,000.00             Current Balance    : 11,274,000.00
Original Coupon   : 8.159199%                 Current Coupon     : 8.159199%
Deal Description  : Comm 2000 C1 (PRICING)
Orig. Cutoff Date : 9/1/00                    Rated Date         : 9/1/00
Settlement Date   : 9/20/00                   First Payment Date : 10/15/00
Prepay Method     : CPR
Scenario          : Lockout YM only

Market Levels     : TSY03M    TSY06M    TSY01Y    YSY02Y    TSY05Y    TSY10Y    TSY30Y
                  : 6.1360    6.2250    6.1990    6.3230    5.9790    5.7740    5.7360
Swap Table        : SWP01Y    SWP02Y    SWP03Y    SWP04Y    SWP05Y    SWP06Y    SWP09Y    SWP10Y    SWP30Y    SWP40Y
                  :  75.52     71.00     81.00     88.00     95.75    102.25    120.25    126.25    133.13    129.13
Report Generated  : Mon Sep 11 14:18:41 2000      /home/emikus/deals/cmbs/comm00c1/Tie/comm_pricing.cmo

                    0.0

 98.716655        8.591
 98.843655        8.571
 98.968655        8.552
 99.093555        8.532
 99.218655        8.513
 99.343655        8.493
 99.468655        8.474
 99.593655        8.454
 99.718655        8.435
 99.843655        8.415
 99.968655        8.396
100.093655        8.377
100.218655        8.358
100.343655        8.338
100.468655        8.319
100.593655        8.300
100.718655        8.261

Ave Life          9.736
Mod Dur           6.441
Window        6/10-6/10
Sprd/Av1       265.0/av
Sprd/Tsy      264.0/9.5
SwapSpd           140.3
Bond Loss          0.00
Coll Loss          0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id           : COMM_PRICING B1
Bond Name         : O (BB+/BB- 5.75%)
Original Balance  : 26,938,000.00             Current Balance    : 26,938,000.00
Original Coupon   : 6.850000%                 Current Coupon     : 6.850000%
Deal Description  : Comm 2000 C1 (PRICING)
Orig. Cutoff Date : 9/1/00                    Dated Date         : 9/1/00
Settlement Date   : 9/20/00                   First Payment Date : 10/15/00
Prepay Method     : CPR
Scenario          : Lockout YM only

Market Levels     : TSY03M    TSY06M    TSY01Y    YSY02Y    TSY05Y    TSY10Y    TSY30Y
                  : 6.1360    6.2250    6.1990    6.1320    5.9790    5.7740    5.7360
Swap Table        : SWP01Y    SWP02Y    SWP03Y    SWP04Y    SWP05Y    SWP06Y    SWP09Y    SWP10Y    SWP30Y    SWP40Y
                  :  75.52     71.00     81.00     88.00     95.75    102.25    120.25    126.25    133.13    129.13
Report Generated  : Mon Sep 13 14:18:41 2000      /home/emikus/deals/cmbs/comm00c1/Tie/comm_pricing.cmo

                    0.0

 76.720863        10.885
 76.845863        10.860
 76.970863        10.834
 77.095863        10.809
 77.220863        10.784
 77.345863        10.758
 77.470863        10.700
 77.595863        10.708
 77.720863        10.683
 77.845863        10.658
 77.970863        10.633
 78.095863        10.608
 78.220863        10.583
 78.345863        10.558
 78.670863        10.534
 78.595863        10.509
 78.720863        10.484

Ave Life           9.781
Mod Dur            6.391
Window         6/10-7/10
Sprd/Av1        490.0/av
Sprd/Tsy      490.9/10.0
SwapSpd            365.1
Bond Loss           0.00
Coll Loss           0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id           : COMM_PRICING B1
Bond Type         : WACI0
Bond Name         : X (AAA/AAA I0)
Original Balance  : 897,940,215.43             Current Balance   : 897,940,215.43
Original Coupon   : 0.775758%                 Current Coupon     : 0.775758%
Deal Description  : Comm 2000 C1 (PRICING)
Orig. Cutoff Date : 9/1/00                    Dated Date         : 9/1/00
Settlement Date   : 9/20/00                   First Payment Date : 10/15/00
Prepay Method     : CPR
Scenario          : Lockout YM only
Market Levels     : TSY03M    TSY06M    TSY01Y    YSY02Y    TSY05Y    TSY10Y    TSY30Y
                  : 6.1360    6.2250    6.1990    6.1320    5.9790    5.7740    5.7360
Swap Table        : SWP01Y    SWP02Y    SWP03Y    SWP04Y    SWP05Y    SWP06Y    SWP09Y    SWP10Y    SWP30Y    SWP40Y
                  :  75.52     71.00     81.00     88.00     95.75    103.25    120.25    126.25    133.13    129.13
Report Generated  : Mon Sep 11 14:20:04 2000      /home/emikus/deals/cmbs/comm00c1/Tie/comm_pricing.cmo

                  100.0         0.0

 4.131464        15.577      15.891
 4.256464        14.683      15.005
 4.381464        13.831      14.161
 4.508464        13.017      13.355
 4.631464        12.239      12.585
 4.756464        11.494      11.847
 4.881464        10.779      11.140
 5.005464        10.093      10.460
 5.131464         9.433       9.808
 5.256464         8.798       9.179
 5.381464         8.186       8.574
 5.506464         7.598       7.990
 5.631464         7.028       7.426
 5.756464         6.475       6.882
 5.881464         5.943       6.355
 6.006464         5.428       5.845
 6.131464         4.928       5.352

Ave Life          8.564       8.775
Mod Dur           3.734       3.774
Window       10/00-8/23  10/00-1/24
Sprd/Av1       360.0/av    398.3/av
Sprd/Tsy      359.7/8.5   399.3/9.0
SwapSpd           242.4       279.4
Bond Loss          0.00        0.00
Coll Loss          0.00        0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond Id           : COMM_PRICING IO X
Bond Type         : WACI0
Bond Name         : X (AAA/AAA I0)
Original Balance  : 897,940,215.43             Current Balance   : 897,940,215.43
Original Coupon   : 0.775758%                 Current Coupon     : 0.775758%
Deal Description  : Comm 2000 C1 (PRICING)
Orig. Cutoff Date : 9/1/00                    Dated Date         : 9/1/00
Settlement Date   : 9/20/00                   First Payment Date : 10/15/00
Prepay Method     : CPR
Scenario          : Lockout YM only

Market Levels     : TSY03M    TSY06M    TSY01Y    YSY02Y    TSY05Y    TSY10Y    TSY30Y
                  : 6.1360    6.2250    6.1990    6.1320    5.9790    5.7740    5.7360
Swap Table        : SWP01Y    SWP02Y    SWP03Y    SWP04Y    SWP05Y    SWP06Y    SWP09Y    SWP10Y    SWP30Y    SWP40Y
                  :  75.52     71.00     81.00     88.00     95.75    102.25    120.25    126.25    133.13    129.13
Report Generated  : Mon Sep 11 14:20:04 2000      /home/emikus/deals/cmbs/comm00c1/Tie/comm_pricing.cmo

                  100.0         0.0

 4.131464        15.577      15.891
 4.256464        14.683      15.005
 4.381464        13.831      14.161
 4.508464        13.017      13.355
 4.631464        12.239      12.585
 4.756464        11.494      11.847
 4.881464        10.779      11.140
 5.005464        10.093      10.460
 5.131464         9.433       9.808
 5.256464         8.798       9.179
 5.381464         8.185       8.574
 5.506464         7.595       7.990
 5.631464         7.025       7.426
 5.756464         6.475       6.882
 5.881464         5.943       6.355
 6.006464         5.428       5.845
 6.131464         4.928       5.352

Ave Life          8.564       8.775
Mod Dur           3.734       3.774
Window       10/00-8/23  10/00-1/24
Sprd/Av1       360.0/av    398.3/av
Sprd/Tsy      359.7/8.5   399.3/9.0
SwapSpd           242.4       279.4
Bond Loss          0.00        0.00
Coll Loss          0.00        0.00


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond ID            : COMM_PRICING IO X
Bond Type:         : MACIO
Bond Name          : X (AAA/AAA XO)
Original Balance   : 897,940,215.43          Currrent Balance    : 25,815,000.00
Original Coupon    : 0.775758%               Current Coupon      : 8.159159%
Deal Description   : Comm 2000 C1 (PRICING)
Orig. Cutoff Date  : 9/1/00                  Dated Date          : 9/1/00
Settlement Date    : 9/20/00                 First Payment Date  : 10/15/00
Prepay Method      : CRP
Scenario           : Lockout YM only
Market Levels      : TSY03M  TSY06N  TSY01Y  TSY02Y   TSY05Y  TSY10Y   TSY30Y
                   : 6.1360  6.2250  6.1990  6.1320   5.9790  5.7740   5.7360

Swap Table         : SMP01Y  SWP02Y  SWP03Y  SWP04Y   SWP05Y  SWP06Y   SWP09Y  SWP10Y  SWP30Y  SWP40Y
                   :  75.52   71.00   81.00   88.00    95.75  102.25   120.25  126.25  133.13  129.13
Report Generated   : Mon Sep 11 14:20:04 2000  /home/emikus/deals/cmbs/comm00c1/Tie/comm_pricing.cmo

                     100.0             0.0

4.131464            15.577          15.891
4.256464            14.683          15.005
4.361464            13.831          14.161
4.506464            13.017          13.355
4.631464            12.339          12.585
4.756454            11.494          11.847
4.831464            10.779          11.140
5.006464            10.093          10.460
5.131464             9.433           9.808
5.235464             8.798           9.179
5.381464             8.185           8.574
5.505464             7.596           7.990
5.631464             7.025           7.426
5.756464             6.475           6.882
5.881464             5.943           6.355
6.006464             5.428           5.845
6.131464             4.928           5.352

Ave Life              8.564           8.775
Mod Dur               3.734           3.774
Window           10/00-8/23      10/00-1/24
Sprd/Av1           360.0/av        398.3/av
Sprd/Tsy          359.7/8.5       399.3/9.0
SwapSpd           247.4       279.4
Bond Loss              0.00            0.00
Coll Loss              0.00            0.00

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                       Deutsche Bank Securities CMO Model
                              Price / Yield Report

Bond ID             : COMM IO SCENARIOS X
Bond Type           : WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 897,940,215.43         Current Balance     : 897,940,215.43
Original Coupon     : 0.775758%              Current Coupon      : 0.775758%
Deal Description    : Comm 2000 C1 (PRICING)
Orig. Cutoff Date   : 9/1/00                 Dated Date          : 9/1/00
Settlement Date     : 9/20/00                First Payment Date  : 10/15/00
Market Levels       : TSY03M  TSY06M  TSY01Y  TSY02Y   TSY05Y  TSY10Y   TSY30Y
                    : 6.1360  6.2250  6.1990  6.1320   5.9790  5.7740   5.7360
Swap Table          : SWP01Y  SWP02Y  SWP03Y  SWP04Y   SWP05Y  SWP06Y   SWP09Y  SWP10Y  SWP30Y  SWP40Y
                    :  75.52   71.00   81.00   88.00    95.75  102.25   102.25  126.25  133.33  129.13
Report Generated    : Mon Sep 11 16:03:03 2000  /home/emikus/deals/cmbs/comm00c2/comm_pricing.cmo


                        X1              X2             X3             X4             X5             X6
4.881464             10.779          11.140         10.230         9.674          9.155          8.556
4.912714             10.605          10.957         10.055         9.498          8.938          8.378
4.943961             10.432          10.797          9.881         9.324          8.763          8.202
4.975214             10.262          10.628          9.710         9.152          8.590          8.028
5.006464             10.093          10.460          9.540         8.981          8.419          7.856
5.037714              9.925          10.295          9.372         8.812          8.249          7.685
5.068950              9.760          10.131          9.206         8.645          8.081          7.516
5.100214              9.595           9.968          9.041         8.479          7.914          7.349
5.131464              9.433           9.808          8.877         8.315          7.749          7.183
5.162714              9.272           9.648          8.716         8.153          7.586          7.019
5.193964              9.112           8.490          8.555         7.992          7.424          6.856
5.225214              8.954           9.334          8.397         7.832          7.264          6.695
5.256464              8.798           9.179          8.239         7.674          7.105          6.536
5.267714              8.643           9.026          8.084         7.518          6.948          6.378
5.318964              8.489           8.874          7.929         7.363          6.792          6.221
5.350214              8.337           8.723          7.776         7.209          6.637          6.066
5.381464              8.186           8.574          7.625         7.057          6.484          5.912

Ave Life              8.564           8.775          8.392          8.226          8.067          7.913
Mod Dur               3.734           3.774          3.717          3.699          3.681          3.662
Window            10/00-8/23      10/00-1/24     10/00-1/24     10/00-1/24     10/00-1/24     10/00-1/24
Sprd/Av1           360.0/av        398.3/av       303.7/av       246.9/av       189.8/av       132.4/av
Sprd/Tsy          359.7/8.5       399.3/9.0      304.2/8.5      245.9/8.0      189.3/8.0      132.7/8.0
SwapSpd           360.0 398.3         303.7      246.9 189.6        132.4      260.0 254.7    244.2 239.1
Bond Loss              0.00            0.00           0.00           0.00           0.00           0.00
Coll Loss              0.00            0.00    18106783.96    35233305.89    51432361.49    66753121.05



                             X7             X8             X9            X10
4.881464                  9.803          9.751          9.649          9.598
4.912714                  9.627          9.576          9.473          9.422
4.943961                  9.454          9.402          9.298          9.248
4.975214                  9.282          9.230          9.126          9.075
5.006464                  9.111          9.059          8.955          8.904
5.037714                  8.943          8.890          8.786          8.735
5.068350                  8.776          8.723          8.619          8.568
5.100214                  8.610          8.558          8.453          8.402
5.131464                  8.446          8.394          8.289          8.238
5.162714                  8.284          8.232          8.126          8.075
5.193964                  8.123          8.071          7.965          7.914
5.225214                  7.954          7.911          7.806          7.754
5.256464                  7.807          7.754          7.648          7.594
5.267714                  7.650          7.557          7.491          7.439
5.318964                  7.495          7.442          7.336          7.284
5.350214                  7.342          7.289          7.182          7.130
5.381464                  7.190          7.137          7.030          6.978

Ave Life                  8.226          8.226          8.226          8.226
Mod Dur                   3.706          3.703          3.698          3.695
Window               10/00-1/24     10/00-1/24     10/00-1/24     10/00-1/24
Sprd/Av1               280.0/av       254.7/av       244.2/av       239.1/av
Sprd/Tsy              259.0/8.0      253.8/8.0      243.6/8.0      238.2/8.0
SwapSpd
Bond Loss                  0.00           0.00           0.00           0.00
Coll Loss           10066735.62    20133422.98   40266541.31     50332882.45

X1      : Lockout YM only/100% CPR
X2      : Lockout YM only/0% CPR
X3      : Lockout YM only/100% CPR, CDR FOR 24 Months, 1% CDR, 65% Recovery, 12 Month Lag
X4      : Lockout YM only/100% CPR, CDR FOR 24 Months, 2% CDR, 65% Recovery, 12 Month Lag
X5      : Lockout YM only/100% CPR, CDR FOR 24 Months, 3% CDR, 65% Recovery, 12 Month Lag
X6      : Lockout YM only/100% CPR, CDR FOR 24 Months, 4% CDR, 65% Recovery, 12 Month Lag
X7      : Lockout YM only/100% CPR, CDR FOR 24 Months, 2% CDR, 90% Recovery, 12 Month Lag
X8      : Lockout YM only/100% CPR, CDR FOR 24 Months, 2% CDR, 80% Recovery, 12 Month Lag
X9      : Lockout YM only/100% CPR, CDR FOR 24 Months, 2% CDR, 60% Recovery, 12 Month Lag
X10     : Lockout YM only/100% CPR, CDR FOR 24 Months, 2% CDR, 50% Recovery, 12 Month Lag

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                       Deutsche Bank Securities CMO Model
                              Price / Yield Report


Bond ID             : COMM_IO SCEN2 X
Bond Type           : WACIO
Bond Name           : X (AAA/AAA IO)
Original Balance    : 897,940,215.43         Current Balance     : 897,940,215.43
Original Coupon     : 0.775758%              Current Coupon      : 0.775758%
Deal Description    : Comm 2000 C1 (PRICING)
Orig. Cutoff Date   : 9/1/00                 Dated Date          : 9/1/00
Settlement Date     : 9/20/00                First Payment Date  : 10/15/00
Market Levels       : TSY03N  TSY06M  TSY01Y  TSY02Y   TSY05Y  TSY10Y   TSY30Y
                    : 6.1360  6.2250  6.1990  6.1320   5.9790  5.7740   5.7360
Swap Table          : SWP01Y  SWP02Y  SWP03Y  SWP04Y   SWP05Y  SWP06Y   SWP09Y  SWP10Y  SWP300  SWP40Y
                    :  75.52   71.00   81.00   88.00    95.75  102.25   130.25  126.25  133.13  129.13
Report Generated    : Mon Sep 11 17:02:41 2000  /home/emikus/deals/cmbs/comm00c1/comm_pricing.cmo

                     X1            X2             X3             X4             X5             X6             X6B             X6C
4.881464          10.779        11.140         10.230         9.674          9.215          8.556           7.942          7.450
4.912714          10.605        10.967         10.055         9.498          8.938          8.378           7.763          7.270
4.943964          10.432        10.797          9.881         9.324          8.763          8.202           7.585          7.092
4.975214          10.262        10.628          9.710         9.152          8.590          8.028           7.409          6.915
5.006464          10.093        10.460          9.540         8.981          8.419          7.856           7.235          6.741
5.037714           9.925        10.295          9.372         8.812          8.249          7.685           7.063          6.558
5.068964           9.760        10.131          9.206         8.645          8.081          7.516           6.892          6.397
5.100214           9.595         9.968          9.041         8.479          7.914          7.349           6.723          6.227
5.131464           9.433         9.808          8.877         8.315          7.749          7.183           6.556          6.059
5.162714           9.272         9.648          8.716         8.153          7.586          7.019           6.390          5.893
5.193964           9.112         8.490          8.555         7.992          7.424          6.856           6.226          5.728
5.225214           8.954         9.334          8.397         7.832          7.264          6.695           6.063          5.565
5.255464           8.798         9.179          8.239         7.674          7.105          6.536           5.903          5.403
5.267714           8.643         9.026          8.084         7.518          6.948          6.378           5.742          5.243
5.318964           8.489         8.874          7.929         7.363          6.792          6.221           5.584          5.085
5.350214           8.337         8.723          7.776         7.209          6.637          6.066           5.427          4.927
5.361464           8.186         8.574          7.625         7.057          6.484          5.912           5.272          4.771

Ave Life           8.564         8.775          8.392          8.226          8.067          7.913          7.765          7.622
Mod Dur            3.734         3.774          3.717          3.699          3.681          3.662          3.627          3.616
Window         10/00-8/23    10/00-1/24     10/00-1/24     10/00-1/24     10/00-1/24     10/00-1/24     10/00-1/24     10/00-1/24
Sprd/Av1        360.0/av      398.3/av       303.7/av       246.9/av       189.6/av       132.4/av        69.0/av        18.8/av
Sprd/Tsy       359.7/8.5     399.3/9.0      304.2/8.5      245.9/8.0      189.3/8.0      132.7/8.0       70.0/8.0       18.3/7.5
SwapSpd        360.0    398.32  303.7   246.9   189.6   132.4   69.0    18.8
Bond Loss           0.00          0.00           0.00           0.00           0.00           0.00           0.00           0.00
Coll Loss           0.00          0.00    18105783.96    35333305.89    51432361.49    66753121.05    81241508.93    84940533.50


X1      : Lockout YM only/100% CPR
X2      : Lockout YM only/0% CPR
X3      : Lockout YM only/100% CPR, 0% CDR FOR 24 Months, 1% CDR, 65% Recovery, 12 Month Lag
X4      : Lockout YM only/100% CPR, 0% CDR FOR 24 Months, 2% CDR, 65% Recovery, 12 Month Lag
X5      : Lockout YM only/100% CPR, 0% CDR FOR 24 Months, 3% CDR, 65% Recovery, 12 Month Lag
X6      : Lockout YM only/100% CPR, 0% CDR FOR 24 Months, 4% CDR, 65% Recovery, 12 Month Lag
X6B     : Lockout YM only/100% CPR, 0% CDR FOR 24 Months, 5% CDR, 65% Recovery, 12 Month Lag
X6C     : Lockout YM only/100% CPR, 0% CDR FOR 24 Months, 6% CDR, 65% Recovery, 12 Month Lag


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superceded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                       J.P. MORGAN SECURITIES INC.

Dated Date......: 09/01/00                    STRUCTURED  FINANCE                       Mortgage Balance: 897,940,215
Settlement......: 09/20/00                                                              GWAC..[Svc].....: 8,203 [.0133]
First Payment...: 10/15/00                   BOND PRICE/YIELD TABLE                     WAM.............: 112.0
                                                                                        Prepayment......: Global YCPR & 50
                                       COMM 00-1 Allied Set-up Pricing                  Default.........: None
                                                                                        Extensions......: None
                                             Class A2 / Aaa / AAA



                ----------------------------Prepayment Speed-------------------------
Price             0           10          20          30          40          50
-------------------------------------------------------------------------------------
 99.50000       7.5996      7.5996      7.5996      7.5996      7.5996       7.5996
 99.56250       7.5898      7.5898      7.5898      7.5898      7.5898       7.5898
 99.62500       7.5799      7.5799      7.5799      7.5799      7.5800       7.5800
 99.68750       7.5701      7.5701      7.5701      7.5701      7.3701       7.5701
 99.75000       7.5603      7.5803      7.5603      7.5603      7.5603       7.5603
 99.81250       7.5505      7.5505      7.5503      7.5505      7.5505       7.5505
 99.87500       7.5407      7.5407      7.5407      7.5407      7.5407       7.5407
 99.53750       7.5310      7.5309      7.5309      7.5309      7.5309       7.5309
100.00000       7.5212      7.5212      7.5271      7.5211      7.5213       7.5211
100.06250       7.5114      7.5114      7.5114      7.5114      7.5113       7.5113
100.32500       7.5017      7.5016      7.5016      7.5016      7.5016       7.5015
100.16750       7.4919      7.4919      7.4919      7.4918      7.4918       7.4918
100.25000       7.4872      7.4822      7.4921      7.4821      7.4821       7.4820
100.31230       7.4725      7.4124      7.4724      7.4723      7.4123       7.4723
100.37500       7.4687      7.4627      7.4527      7.4626      7.4626       7.4623
100.43730       7.4530      7.4530      7.4529      7.4529      7.4528       7.4528
100.50000       7.4433      7.4433      7.4432      7.4432      4.4431       7.4430
100.56250       7.4336      7.4336      7.4335      7.4335      4.4334       7.4333
100.62500       7.4239      7.4239      7.4238      7.4238      7.7237       7.4230
100.68750       7.4112      7.4312      7.4141      7.4141      7.4140       7.4139
100.75000       7.4015      7.4015      7.4014      7.4083      7.4043       7.4012
100.61250       7.3969      7.3948      7.3918      7.3917      7.3946       7.3945
100.63500       7.3952      7.3852      7.3851      7.8850      7.3848       7.3818
100.93750       7.3756      7.3155      7.3754      7.3754      7.3753       7.3752
101.00000       7.3639      7.3858      7.3638      7.3657      7.3655       7.3655
101.06250       7.3563      7.3562      7.3551      7.3560      7.3560       7.3518
101.12500       7.3466      7.3466      7.3465      7.3464      7.3063       7.3462
101.16750       7.3370      7.3369      7.3359      7.3368      7.3367       7.3365
101.25000       7.3274      7.3273      7.3272      7.3271      7.3270       7.3269
101.31250       7.3178      7.3177      7.3176      7.3175      7.3174       7.3173
101.37500       7.3982      7.3081      7.3080      7.3079      7.3078       7.3077
101.43750       7.2988      7.2985      7.2984      7.2963      7.2182       7.2581
101.50000       7.2890      7.2889      7.2888      7.2887      7.2995       7.2884


A2  Details Co
-----------------------
Coupon = 7.45
yld    = 10y + 1.68%
10 yr  = 5.7630

Prepay after LO & YM




WAL     9.0718     9.0688     9.0621     9.0569     9.0511     9.0455
WIN     96-115     95-115     95-115     95-115     95-115     95-115